FOURTH QUARTER 2013

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage / Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Acquisitions	9
• Sales	10
• Leasing	10-11
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 16
• Unconsolidated Joint Ventures Financial Information	17 – 19
• Select Financial Ratios	20
• Debt Analysis:
• Debt Breakdown / Future Repayments	21
• Debt Maturities	22
• Debt Detail	23

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	25
• Consolidated Balance Sheets	26
• Consolidated Statement of Changes in Equity	27
• Statements of Funds from Operations	28
• Statements of Funds from Operations Per Diluted Share	29
• Reconciliation of Basic-to-Diluted Shares/Units	30

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions / Properties Commencing Initial Operations	32
• Acquisition Property Profiles	33-34
• Summary of In-Process Development Projects	35
• Rental Property Sales / Dispositions / Rental Property Held for Sale	36
• Summary of Land Parcels	37

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	39 – 44
• Market Diversification (MSAs)	45
• Industry Diversification (Top 30 Tenant Industries)	46
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	47
(b) Square Footage	48
(c) Base Rental Revenue	49
(d) Percentage Leased	50
• Consolidated Property Listing (by Property Type)	51 – 58
• Significant Tenants (Top 50 Tenants)	59 – 60
• Schedules of Lease Expirations (by Property Type)	61 – 65

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for our properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.6 billion at December 31, 2013. Mack-Cali has been involved in all aspects of commercial real estate development, management, and ownership for over 60 years and has been a publicly traded REIT since 1994. At December 31, 2013 Mack-Cali owned or had interests in 279 properties consisting of 267 office and office/flex properties totaling approximately 31.0 million square feet of commercial space and 12 multi-family rental properties containing over 3,600 residential units, all located in the Northeast, as well as land to accommodate up to 8.4 million square feet of additional commercial space and 5,824 multi-family apartment units – in addition to hotel development.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of December 31, 2013)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	279
Total Commercial Square Feet / Multi-family Units	31.0 million commercial square feet and 3,678 multi-family residential units
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	21.8 million square feet of commercial space and 1,877 multi-family residential units
Northeast Presence	31.0 million square feet of commercial space and 3,678 multi-family residential units
Common Shares and
Units Outstanding	100.1 million
Dividend-- Quarter/Annualized	$0.30/$1.20
Dividend Yield	5.6%
Total Market Capitalization	$4.6 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	David S. Mack
Kenneth M. Duberstein	Alan G. Philibosian
Nathan Gantcher	Irvin D. Reid
Mitchell E. Hersh	Vincent Tese
Jonathan Litt	Roy J. Zuckerberg

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer
Anthony Krug, Chief Accounting Officer

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Cowen and Company James Sullivan (646) 562-1380	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Deutsche Bank North America Vin Chao (212) 250-6799	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) for the quarter ended December 31, 2013 amounted to $52.1 million, or $0.52 per share. For the year ended December 31, 2013, FFO equaled $237.4 million, or $2.38 per share.

Net loss to common shareholders for the fourth quarter 2013 equaled $54.2 million, or $0.62 per share. The results for fourth quarter included $63.7 million, or $0.64 per share, of losses, net, on disposition of rental property and impairments. For the year ended December 31, 2013, net loss to common shareholders amounted to $14.9 million, or $0.17 per share. The results for the year included $51.3 million, or $0.51 per share, of losses, net, on disposition of rental property and impairments.

Total revenues for the fourth quarter 2013 were $165.3 million. For the year ended December 31, 2013, total revenues amounted to $667.0 million.

For the three months and year ended December 31, 2013, the Company recorded impairment charges of $62.2 million and $110.9 million, respectively, on certain office properties located in New Jersey, New York and Connecticut. For the three months and year ended December 31, 2013, the Company had realized gains (losses) and unrealized losses on disposition of rental property and impairments, net of $(1.6 million) and $59.5 million, respectively.

All per share amounts presented above are on a diluted basis.

The Company had 88,247,591 shares of common stock, and 11,864,775 common operating partnership units outstanding as of December 31, 2013. The Company had a total of 100,112,366 common shares/common units outstanding at December 31, 2013.

As of December 31, 2013, the Company had total indebtedness of approximately $2.4 billion, with a weighted average annual interest rate of 5.62 percent.

The Company had a debt-to-undepreciated assets ratio of 39.9 percent at December 31, 2013. The Company had an interest coverage ratio of 2.7 times for the quarter ended December 31, 2013.

Acquisitions

In November, the Company acquired the two-building, 159-unit multi-family property known as Park Square in Rahway, New Jersey, which includes a parking garage and approximately 6,000 square feet of retail space. The property was acquired for approximately $46.4 million. The multi-family property consists of one- and two-bedroom luxury apartments ranging from 800 to 1,480 square feet. The property is 91 percent leased.

In December, the Company in a joint venture partnership with Keystone Property Group and Parkway Corporation, acquired a 33 percent interest in 100 Independence Mall West for $2.8 million. The $40.5 million, nine-story, approximately 340,000 rentable square-foot class A office building is prominently located in one of Philadelphia’s most desirable office submarkets directly across from the historic Liberty Bell, the National Constitution Center, and Independence National Park. The building is 97.4 percent leased. Following the acquisition, the joint venture is planning to redevelop the property, which will include common area upgrades and a 110-space parking garage at the property’s lower level.

Also in December, the Company acquired Riverwatch Commons and Richmond Court in New Brunswick, New Jersey. The three-building, 200-unit rental community was acquired for approximately $41.0 million. The luxury properties consist of studio, one-, and two-bedroom units ranging in size from 623 to 950 square feet. The properties are 95 percent leased.

Also in December, the Company, through a joint venture with Fisher Brothers, acquired a 50 percent interest in a luxury multi-family project, currently under construction at 701 2nd Street, NE in Washington, D.C. The 377-unit project will include approximately 25,000 square feet of retail space and a 309-space underground parking garage. The Company acquired its 50 percent interest in the project for approximately $46.5 million. The venture has 20-year construction loan of $100.7 million with a balance of $24.6 million as of December 31, 2013. It is expected that the project will be completed by mid-2015. The Mack-Cali/Fisher Brothers joint venture includes specific provisions, including a right of first offer on all development deals in the D.C. metro area that involve either party, with specific qualifications on any properties in Arlington County, Virginia.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Sales

In February 2014, the Company entered into agreements to form various joint ventures with Keystone Property Group to facilitate the sale of 15 of its office buildings located in northern New Jersey, New York and Connecticut. Pursuant to the agreements, the portfolio, which totals approximately 2.3 million square feet, will be sold for approximately $230.8 million, including $201.7 million in cash with the balance in the form of senior and subordinated equity.

Through its partnerships with Keystone, Mack-Cali will participate in management and construction fees for the portfolio and a percentage of value creation above certain hurdle rates, and retain a senior pari-passu equity position at three of the properties located in Elmsford, New York. As part of the transaction, Mack-Cali and Keystone will jointly provide leasing representation for the portfolio.

The consummation of the transaction between Mack-Cali and Keystone is subject to customary due diligence and the waiver of or non-exercise of certain rights of first offer with respect to most of the properties in the portfolio by certain third parties. Mack-Cali anticipates that most, if not all, of these rights will be waived or not exercised, but no assurances can be given to that effect.

In 2012 and 2013, the Company sold to Keystone 20 office properties and three land parcels located in suburban Philadelphia submarkets, in similar type transactions.

Leasing

Mack-Cali’s consolidated in-service portfolio was 86.1 percent leased at December 31, 2013, unchanged from September 30, 2013.

For the quarter ended December 31, 2013, the Company executed 116 leases at its consolidated in-service portfolio totaling 718,588 square feet, consisting of 522,735 square feet of office space and 195,853 square feet of office/flex space. Of these totals, 305,044 square feet were for new leases and 413,544 square feet were for lease renewals and other tenant retention transactions.

For the year ended December 31, 2013, the Company executed 565 leases at its consolidated in-service portfolio totaling 4,040,008 square feet, consisting of 3,015,374 square feet of office space, 942,319 square feet of office/flex space and 82,315 square feet of industrial/warehouse space. Of these totals, 1,218,057 square feet were for new leases and 2,821,951 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
Franklin Credit Management Corporation, a specialty consumer finance company, renewed 33,866 square feet at 101 Hudson Street in Jersey City. The 1,246,283 square-foot office building is 83.4 percent leased.

-	Law firm Walder, Hayden & Brogan, P.A. renewed 22,495 square feet at 5 Becker Farm Road in Roseland. The 118,343 square-foot office building, located in 280 Corporate Center is 84.7 percent leased.

CENTRAL NEW JERSEY:
-
Gannett Satellite Information Network, Inc., a provider of newspaper publishing services, signed a new lease for 66,999 square feet at 3600 Route 66 in Neptune. The 180,000 square-foot office building is 100 percent leased.

-
Groundwater & Environmental Services, Inc., a provider of environmental consulting, engineering, and technical field services, renewed 30,070 square feet at 1340 Campus Parkway in Wall Township. The 72,502 square-foot office/flex building, located in Monmouth Shores Corporate Park, is 100 percent leased.

-
Herbert L. Jamison & Co., L.L.C., a full-service insurance brokerage firm, signed a new lease for 24,838 square feet at 20 Commerce Drive in Cranford. The 176,600 square-foot office building, located in Cranford Business Park, is 99.3 percent leased.

-
WBI Investments, Inc., a provider of institutional and private client wealth management solutions, signed a new lease for 19,220 square feet at One River Centre, 331 Newman Springs Road, Building One, in Middletown. The 122,594 square-foot office building is 96.1 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Montefiore Medical Center signed a new lease for 28,430 square feet at 4 Executive Plaza in Yonkers. The 80,000 square-foot office/flex building, located in South Westchester Executive Park, is 100 percent leased.

CONNECTICUT:
-
Solais Lighting, Inc., a designer and manufacturer of LED lamps and fixtures, signed a new lease for 21,957 square feet at 650 West Avenue in Stamford. The 40,000 square-foot office/flex building, located in Stamford Executive Park, is 54.9 percent leased.

MARYLAND:
-
Bozzuto & Associates, Inc., a diversified residential real estate company, signed an expansion for 30,519 square feet at 6406 Ivy Lane in Greenbelt. The 163,857 square-foot office building, located in Capital Office Park, is 77 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 29.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Key Financial Data

			As of or for the three months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12
Shares and Units:
Common Shares Outstanding	88,247,591	88,021,807	88,004,354	87,923,776	87,536,292
Common Units Outstanding	11,864,775	11,987,175	12,003,241	12,081,440	12,141,836
Combined Shares and Units	100,112,366	100,008,982	100,007,595	100,005,216	99,678,128
Weighted Average- Basic (a)	99,806,029	99,787,129	99,779,978	99,766,701	99,695,353
Weighted Average- Diluted (b)	99,806,029	99,787,129	99,779,978	99,849,397	99,695,353
Common Share Price ($’s):
At the end of the period	21.48	21.94	24.49	28.61	26.11
High during period	22.49	25.13	29.39	29.03	28.16
Low during period	19.05	20.60	22.59	25.78	24.37

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,205,697	2,250,247	2,505,823	2,917,514	2,663,758
Total Debt	2,362,766	2,368,681	2,369,153	2,296,687	2,204,389
Total Market Capitalization	4,568,463	4,618,928	4,874,976	5,214,201	4,868,147
Total Debt/ Total Market Capitalization	51.72%	51.28%	48.60%	44.05%	45.28%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,515,328	4,609,263	4,638,064	4,585,269	4,526,045
Gross Book Value of Real Estate Assets	5,129,933	5,113,940	5,422,418	5,607,617	5,525,015
Total Liabilities	2,596,873	2,598,601	2,602,972	2,547,913	2,457,538
Total Equity	1,918,455	2,010,662	2,035,092	2,037,356	2,068,507
Total Revenues	165,267	162,505	168,346	170,913	164,341
Capitalized Interest	2,623	3,514	3,281	3,467	2,916
Scheduled Principal Amortization	939	1,017	808	1,065	1,342
Interest Coverage Ratio	2.65	2.85	3.08	3.11	3.22
Fixed Charge Coverage Ratio	2.38	2.48	2.72	2.70	2.81
Net Income (Loss)	(61,770)	3,439	26,184	13,089	(10,585)
Net Income (Loss) Available to Common Shareholders	(54,179)	4,643	23,071	11,556	(9,227)
Earnings per Share—diluted	(0.62)	0.05	0.26	0.13	(0.11)
FFO per Share—diluted (d)	0.52	0.57	0.65	0.63	0.66
Dividends Declared per Share	0.30	0.30	0.30	0.45	0.45
FFO Payout Ratio—diluted (d)	57.46%	52.42%	45.93%	71.28%	68.65%

Portfolio Size:
Properties	279	275	273	279	278
Total Commercial Square Footage	31,002,668	30,657,119	30,584,290	31,591,672	31,691,682
Commercial Sq. Ft. Leased at End of Period (e) (f)	86.1%	86.1%	86.2%	86.0%	87.2%
Apartment Units	3,678	3,319	3,319	2,907	1,769

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended December 31,			%
	2013	2012	Change	Change

Total Property Revenues	$151,445	$153,564	$(2,119)	(1.4)

Real Estate Taxes	22,538	22,082	456	2.1
Utilities	15,200	13,622	1,578	11.6
Operating Services	28,565	26,432	2,133	8.1
Total Property Expenses:	66,303	62,136	4,167	6.7

GAAP Net Operating Income	85,142	91,428	(6,286)	(6.9)

Less: straight-lining of rents adj.	363	4,409	(4,046)	(91.8)

Net Operating Income	$84,779	$87,019	$(2,240)	(2.6)

Percentage Leased at Period End	85.9%	87.0%

Total Properties:	240

Total Square Footage:	27,748,345

	For the year ended December 31,			%
	2013	2012	Change	Change

Total Property Revenues	$604,939	$617,793	$(12,854)	(2.1)

Real Estate Taxes	83,491	86,659	(3,168)	(3.7)
Utilities	62,570	58,267	4,303	7.4
Operating Services	104,341	98,855	5,486	5.5
Total Property Expenses:	250,402	243,781	6,621	2.7

GAAP Net Operating Income	354,537	374,012	(19,475)	(5.2)

Less: straight-lining of rents adj.	8,731	9,752	(1,021)	(10.5)

Net Operating Income	$345,806	$364,260	$(18,454)	(5.1)

Percentage Leased at Period End	85.9%	87.0%

Total Properties:	240

Total Square Footage:	27,748,345

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Unconsolidated Joint Ventures Summary
(as of December 31, 2013)

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)

Joint Venture Name	Property	Location	# of Properties	Year Built	Percent Occupied	# of Apartment Units	Revenue Per Unit (a)
Operating Multi-family Residential:
Marbella RoseGarden, L.L.C.	Marbella	Jersey City, NJ	1	2003	96.0%	412	$2,733
RoseGarden Monaco, L.L.C.	Monaco (North and South)	Jersey City, NJ	1	2011	95.0%	523	3,136
Rosewood Morristown, L.L.C.	Metropolitan at 40 Park	Morristown, NJ	1	2010	97.0%	130	3,207
Rosewood Lafayette Holdings, L.L.C.	Highlands at Morristown Station	Morristown, NJ	1	2009	96.1%	217	2,487
PruRose Port Imperial South 15 LLC	RiversEdge at Port Imperial	Weehawken, NJ	1	2009	95.5%	236	3,063
Overlook Ridge JV, L.L.C.	Quarrystone	Malden, MA	1	2008	96.7%	251	2,072
Crystal House Apartments Investors LLC	Crystal House	Arlington, VA	1	1962	84.8%	(p) 828	1,951
Total Operating Multi-family Residential:			7		92.3%	2,597	$2,534

Joint Venture Name	Property	Location	# of Properties	Year Built	Percent Leased	Square Feet
Operating Commercial:
Roseland/North Retail, L.L.C.	Riverwalk at Port Imperial	West New York, NJ	1	2008	64.0%	30,745
BNES Associates III	Offices at Crystal Lake	West Orange, NJ	1	2003	100.0%	106,345
Red Bank Corporate Plaza	Red Bank Corporate Plaza	Red Bank, NJ	1	2007	100.0%	92,878
12 Vreeland Realty L.L.C.	12 Vreeland Road	Florham Park, NJ	1	1984	100.0%	139,750
Rosewood Morristown, L.L.C.	Shops at 40 Park	Morristown, NJ	1	2010	60.4%	50,973
Keystone Property Group	Suburban Philadelphia	Suburban Philadelphia, PA	17	Various	84.6%	1,842,820
KPG-P 100 IMW JV, LLC	100 Independence Mall West	Philadelphia, PA	1	1965	97.4%	339,615
Total Operating Commercial:			23			2,603,126

Joint Venture Name	Property	Location	# of Properties	Year Built	Number of Rooms
Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	Jersey City, NJ	1	2002	350

Joint Venture Name	Property	Location
Other Investment:
Stamford SM L.L.C.	Senior Mezzanine Loan	Stamford, CT

Joint Venture Name	Property	Location	Estimated Initial Delivery Date	Potential Apartment Units
In-Process Development Projects:
PruRose Riverwalk G, L.L.C.	RiverTrace at Port Imperial	West New York, NJ	4Q-2013	316
Elmajo Urban Renewal Associates, L.L.C.	Lincoln Harbor	Weehawken, NJ	1Q-2014	355
Overlook Ridge JV 2C/3B, L.L.C.	Overlook Ridge 2C & 3B	Malden, MA	1Q-2014	371
Portside Master Company, LLC	Portside at Pier One – Bldg 7	East Boston, MA	3Q-2014	176
RiverPark at Harrison I Urban Renewal LLC	RiverPark at Harrison	Harrison, NJ	4Q-2014	141
Prurose Port Imperial South 13, LLC	Port Imperial Building 13	Weehawken, NJ	1Q-2015	280
Estuary Urban Renewal Unit B, LLC	Lincoln Harbor (Bldg B)	Weehawken, NJ	1Q-2015	227
Capitol Place Mezz LLC	Station Townhouses	Washington, D.C.	1Q-2015	377
Rosewood Morristown, L.L.C.	Lofts at 40 Park	Morristown, NJ	3Q-2015	59
RoseGarden Marbella South, L.L.C.	Marbella II	Jersey City, NJ	4Q-2015	311
Roseland/Port Imperial Partners, L.P.	Riverwalk C	West New York, NJ	2Q-2016	363
Total In-Process Development Projects:				2,976

Joint Venture Name	Property	Location	Potential Apartment Units	Potential Commercial Square Feet
Land:
Hillsborough 206 Holdings, L.L.C.	Hillsborough 206	Hillsborough, NJ	n/a	160,000
RoseGarden Monaco, L.L.C.	San Remo Land	Jersey City, NJ	300	n/a
Grand Jersey Waterfront URA, L.L.C.	Liberty Landing	Jersey City, NJ	1,000	n/a
RiverPark at Harrison I, L.L.C.	RiverPark at Harrison 5-8	Harrison, NJ	141	n/a
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	Jersey City, NJ	n/a	1,225,000
Overlook Ridge, L.L.C.	Overlook Ridge Land	Malden/Revere, MA	896	160,000
Overlook Ridge JV, L.L.C.	Overlook Phase III	Malden, MA	240	n/a
Roseland/Port Imperial Partners, L.P.	Port Imperial North	West New York, NJ	836	n/a
Crystal House Apartments Investors LLC	Crystal House	Arlington, VA	295	n/a
Total Land:			3,708	1,545,000

See footnotes on page 16.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)
(continued)

Joint Venture Name	Property	Company’s Effective Ownership %		Net Operating Income (b)			Property Debt			Preferred
				3 Mos 12/31/13	12 Mos 12/31/13		Balance	Maturity Date	Interest Rate	Capital Balance (c)		Return Rate	Investor
Operating Multi-family Residential:
Marbella RoseGarden, L.L.C.	Marbella	24.27%		$ 2,073	$ 8,760		$ 95,000	05/01/18	4.99%	$ 7,567		9.50%	Prudential
RoseGarden Monaco, L.L.C.	Monaco (North and South)	15.00%		3,185	12,805		165,000	02/01/21	4.19%	79,952		9.00%	Prudential
Rosewood Morristown, L.L.C.	Metropolitan at 40 Park	12.50%		673	2,702		38,600	09/01/20	3.25%	20,275	(d)	9.00%	Prudential
Rosewood Lafayette Holdings, L.L.C.	Highlands at Morristown Station	25.00%		966	3,962		39,373	07/01/15	4.00%	31,991		9.00%	Prudential
PruRose Port Imperial South 15 LLC	RiversEdge at Port Imperial	50.00%	(e)	1,111	4,278		57,500	09/01/20	4.32%	39,068		9.00%	Prudential
Overlook Ridge JV, L.L.C.	Quarrystone	25.00%		891	3,597		69,805	03/15/16	(f)	18,829	(g)	15.00%	Lennar
Crystal House Apartments Investors LLC	Crystal House	25.00%		2,750	8,292	(h)	165,000	03/19/20	3.17%	--		--	--
Total Operating Multi-family Residential:				$11,649	$44,396		$630,278			$197,682

Joint Venture Name	Property	Company’s Effective Ownership %	Net Operating Income (b)		Property Debt				Preferred
			3 Mos 12/31/13	12 Mos 12/31/13	Balance	Maturity Date	Interest Rate		Capital Balance (c)		Return Rate	Investor
Operating Commercial:
Roseland/North Retail, L.L.C.	Riverwalk at Port Imperial	20.00%	$ 71	$ 180	--	--	--		$6,040		9.00%	Prudential
BNES Associates III	Offices at Crystal Lake	31.25%	374	1,121	$ 7,351	11/01/23	4.76%		--		--	--
Red Bank Corporate Plaza	Red Bank Corporate Plaza	50.00%	544	2,377	16,612	05/17/16	L+3.00%	(i)	--		--	--
12 Vreeland Realty L.L.C.	12 Vreeland Road	50.00%	362	820	15,421	07/01/23	2.87%		--		--	--
Rosewood Morristown, L.L.C.	Shops at 40 Park	12.50%	129	482	6,500	08/28/18	3.63%		--	(d)	9.00%	Prudential
Keystone Property Group	Suburban Philadelphia	(q)	1,698	4,319	199,860	(r)	(r)		42,423		15.00%	KPG
KPG-P 100 IMW JV, LLC	MC 100 IMW Holding	33.33%	378	378	61,500	09/09/16	L+7.00%		--		--	--
Total Operating Commercial:			$ 3,556	$ 9,677	$307,244				$ 48,463

Joint Venture Name	Property	Company’s Effective Ownership %	Net Operating Income (b)		Property Debt				Preferred
			3 Mos 12/31/13	12 Mos 12/31/13	Balance	Maturity Date	Interest Rate		Capital Balance (c)	Return Rate	Investor
Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	50.00%	$ 4,726	$14,586	$ 62,810	11/05/16	6.15%	(j)	--	--	--

Joint Venture Name	Property	Company’s Effective Ownership %	Net Operating Income (b)		Property Debt			Preferred
			3 Mos 12/31/13	12 Mos 12/31/13	Balance	Maturity Date	Interest Rate	Capital Balance (c)	Return Rate	Investor
Other Investment:
Stamford SM L.L.C.	Senior Mezzanine Loan	80.00%	$ 1,143	$ 4,649	--	--	--	--	--	--

Joint Venture Name	Property	Company’s Effective Ownership %		Property Debt				Preferred
				Balance	Maturity Date	Interest Rate		Capital Balance (c)		Return Rate	Investor
In-Process Development Projects:
PruRose Riverwalk G, L.L.C.	RiverTrace at Port Imperial	25.00%		$ 65,203	07/15/21	6.00%		$ 41,846		7.75%	UBS
Elmajo Urban Renewal Associates, L.L.C.	Lincoln Harbor	7.50%		53,196	06/27/16	L+2.10%		57,722		8.50%	Hartz
Overlook Ridge JV 2C/3B, L.L.C.	Overlook Ridge 2C & 3B	25.00%		22,744	12/28/15	L+2.50%	(k)	25,370		6.50%	UBS
Prurose Port Imperial South 13, LLC	Port Imperial Building 13	20.00%	(e)	6,432	06/27/16	L+2.15%	(l)	45,999	(m)	9.00%	Prudential
Portside Master Company, LLC	Portside at Pier One – Bldg 7	38.25%		1,346	12/05/15	L+2.50%		24,930		9.00%	Prudential
RiverPark at Harrison I Urban Renewal LLC	RiverPark at Harrison	36.00%		3,352	06/27/16	L+2.35%		--		--	--
Estuary Urban Renewal Unit B, LLC	Lincoln Harbor (Bldg B)	7.50%		7,801	01/25/17	L+2.10%		31,648		8.50%	Hartz
RoseGarden Marbella South, L.L.C.	Marbella II	24.27%		6,369	03/30/17	L+2.25%		12,163	(n)	9.00%	Prudential
Rosewood Morristown, L.L.C.	Lofts at 40 Park	25.00%		1,117	09/30/14	L+2.50%		--		--	--
Roseland/Port Imperial Partners, L.P.	Riverwalk C	20.00%		--	--	--		22,660	(o)	10.00%	Prudential
Capitol Place Mezz LLC	Station Townhouses	50.00%		24,627	07/01/33	4.82%		--		--	--
Total In-Process Development Projects:				$192,187				$262,338

Joint Venture Name	Property	Company’s Effective Ownership %	Property Debt			Preferred
			Balance	Maturity Date	Interest Rate	Capital Balance (c)	Return Rate	Investor
Land:
Hillsborough 206 Holdings, L.L.C.	Hillsborough 206	50.00%	--	--	--	--	--	--
RoseGarden Monaco, L.L.C.	San Remo Land	41.67%	--	--	--	--	--	--
Grand Jersey Waterfront URA, L.L.C.	Liberty Landing	50.00%	--	--	--	--	--	--
RiverPark at Harrison I, L.L.C.	RiverPark at Harrison 5-8	Land Option	--	--	--	--	--	--
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	50.00%	--	--	--	--	--	--
Overlook Ridge, L.L.C.	Overlook Ridge Land	50.00%	$ 16,627	03/02/14	L+3.50%	--	--	--
Overlook Ridge JV, L.L.C.	Overlook Phase III	50.00%	5,632	04/14/15	L+2.50%	--	--	--
Roseland/Port Imperial Partners, L.P.	Port Imperial North	20.00%	--	--	--	--	--	--
Crystal House Apartments Investors LLC	Crystal House Land	50.00%	--	--	--	--	--	--
Total Land			$ 22,259
See footnotes on page 16.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Breakdown of Unconsolidated Joint Ventures

(continued)

Footnotes for pages 14 and 15:

(a)	Total apartment revenue for the quarter ended December 31, 2013 divided by the average percent leased for the quarter ended December 31, 2013, divided by the number of units and divided by 3.
(b)	Net operating income equals total property revenues less real estate taxes, utilities and operating expenses.
(c)	Includes capital account balance and accrued unpaid preferred return where applicable.
(d)	Capital balances apply to both properties. Capital balance does not include $695 capital account held by Rosewood Morristown, L.L.C.
(e)	A third party has a 20 percent economic interest in net company distributions.
(f)	The senior loan, with a balance of $52,805 bears interest at LIBOR + 2.00 percent and the junior loan, with a balance of $17,000, bears interest at LIBOR + 0.90 percent.
(g)	Includes a priority partnership loan which has an accrued interest balance of $15,398 as of December 31, 2013.
(h)	Includes results from acquisition date March 2013 forward.
(i)
On September 22, 2011, the venture entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.99375 percent per annum on an initial notional amount of $13.65 million and then adjusting in accordance with an amortization schedule, which is effective from October 17, 2011 through loan maturity.

(j)
The venture also has a loan with a balance of $4,624 with the City of Jersey City, provided by the U.S. Department of Housing and Urban Development, which bears interest at fixed rates ranging from 6.09 percent to 6.62 percent and matures in August 1, 2020.

(k)
On January 18, 2013, Overlook Apartments Investors entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.0875 percent per annum on an initial notional amount of $1.84 million and then adjusting in accordance with an amortization schedule, which is effective from September 3, 2013 to November 2, 2015.

(l)
On December 28, 2012, PruRose 13 entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 2.79 percent per annum on an initial notional amount of $1.62 million and then adjusting in accordance with an amortization schedule, which is effective from July 1, 2013 to January 1, 2016.

(m)	Capital balance does not include MCRC land capital amount of $1,834 and accrued return balance of $174 as of December 31, 2013.
(n)	Does not include MC Roseland Marbella South, L.L.C. capital amount of $3,708 and accrued return balance of $118.
(o)	Does not include MCRC capital account of $35 and accrued return balance of $2.
(p)
Occupancy for Crystal House reflects 50 vacant units that are undergoing renovation. Excluding these units, percent occupied for Crystal House and Total Operating Multi-Family was 90.2 percent and 94.1 percent, respectively. Excluding Crystal House, average portfolio occupancy was 95.8 percent.

(q)
The Company’s equity interests in the joint ventures will be subordinated to affiliates of the Keystone Property Group receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinate equity of $22.2 million and then all profit will be split equally.

(r)
Principal balance of $127,600 bears interest at 5.114 percent and matures in August 27, 2023; principal balance of $61,835 bears interest at rates ranging from L+5.0 percent to L+5.75 percent and matures in August 27, 2016; principal balance of $10,425 bears interest at L+6.0 percent and matures in August 27, 2015.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2013 and 2012, respectively: (dollars in thousands)

	December 31,
	2013	2012
Assets:
Rental property, net	$ 736,331	$ 180,254
Loan receivable	45,050	42,276
Other assets	544,761	311,847
Total assets	$ 1,326,142	$ 534,377
Liabilities and partners’/
members’ capital:
Mortgages and loans payable	$ 637,708	$ 168,908
Other liabilities	81,305	12,141
Partners’/members’ capital	607,129	353,328
Total liabilities and partners'/members’ capital	$ 1,326,142	$ 534,377

The following is a summary of the Company’s investment in unconsolidated joint ventures as of December 31, 2013 and 2012, respectively: (dollars in thousands)

	December 31,
Entity	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 3,702	$ 4,321
South Pier at Harborside	--	(a) (1,225)
Red Bank Corporate Plaza, L.L.C.	4,046	3,876
12 Vreeland Associates, L.L.C.	5,514	12,840
Boston Downtown Crossing	--	13,012
Gale Jefferson L.L.C.	--	1,029
Stamford SM LLC	36,258	34,006
Marbella RoseGarden, L.L.C.	15,797	16,918
RoseGarden Monaco Holdings, L.L.C.	3,201	4,761
Rosewood Lafayette Holdings, L.L.C.	857	1,988
PruRose Port Imperial South 15, LLC	--	606
Rosewood Morristown, L.L.C.	6,455	7,091
Overlook Ridge JV, L.L.C.	--	31
Overlook Ridge, L.L.C.	--	--
Overlook Ridge JV 2C/3B, L.L.C.	--	179
Roseland/North Retail, L.L.C.	1,930	2,161
BNES Associates III	1,753	1,955
Portside Master Company, L.L.C.	3,207	3,651
PruRose Port Imperial South 13, LLC	2,206	2,920
Roseland/Port Imperial Partners, L.P.	2,068	2,582
RoseGarden Marbella South, L.L.C.	7,567	6,182
PruRose Riverwalk G, L.L.C.	3,117	4,136
Elmajo Urban Renewal Associates, LLC	203	629
Estuary Urban Renewal Unit B, LLC	24	220
RiverPark at Harrison I, L.L.C.	3,655	2,606
150 Main Street, L.L.C. (b)	--	2,395
RoseGarden Monaco, L.L.C.	1,224	1,165
Hillsborough 206 Holdings, L.L.C.	1,962	1,967
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	337	337
Crystal House Apartments Investors LLC	26,838	--
KPG-P 100 IMW JV, LLC	1,887	--
Capitol Place Mezz LLC	46,628	--
Other	693	--
Company's investment in unconsolidated joint ventures	$ 181,129	$ 132,339
(a)	The negative investment balance for this joint venture of $1,706,000 at December 31, 2013 was included in accounts payable, accrued expenses and other liabilities.
(b)	As of August 22, 2013, the Company is consolidating this joint venture.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests for the three months and years ended December 31, 2013 and 2012, respectively: (dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012

Total revenues	$94,276	$ 23,814	$256,026	$68,183
Operating and other expenses	(77,941)	(11,580)	(215,830)	(37,008)
Depreciation and amortization	(9,795)	(2,854)	(34,525)	(10,139)
Interest expense	(6,959)	(1,758)	(16,215)	(6,775)
Net (loss) income	$(419)	$ 7,622	$(10,544)	$14,261

The following is a summary of the Company’s equity in earnings (loss) of unconsolidated joint ventures for the three months and years ended December 31, 2013 and 2012, respectively: (dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
Entity	2013	2012	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 47	$(13)	$ 99	$ 30
South Pier at Harborside	1,139	484	2,519	2,368
Red Bank Corporate Plaza, L.L.C.	66	62	372	360
12 Vreeland Associates, L.L.C.	75	(176)	74	427
Boston Downtown Crossing	(2)	(125)	644	(458)
Gale Jefferson L.L.C.	--	18	69	81
Stamford SM LLC	915	885	3,719	3,078
Marbella RoseGarden, L.L.C.	(94)	13	(540)	13
RoseGarden Monaco Holdings, L.L.C.	(323)	(311)	(1,560)	(311)
Rosewood Lafayette Holdings, L.L.C.	(262)	(197)	(1,131)	(197)
PruRose Port Imperial South 15, LLC	--	(533)	(606)	(533)
Rosewood Morristown, L.L.C.	(115)	(25)	(509)	(25)
Overlook Ridge JV, L.L.C.	(212)	--	(212)	--
Overlook Ridge, L.L.C.	--	--	--	--
Overlook Ridge JV 2C/3B, L.L.C.	90	(11)	293	(11)
Roseland/North Retail, L.L.C.	(37)	(80)	(230)	(80)
BNES Associates III	92	(323)	(14)	(323)
Portside Master Company, L.L.C.	(198)	(5)	(421)	(5)
PruRose Port Imperial South 13, LLC	(205)	(87)	(664)	(87)
Roseland/Port Imperial Partners, L.P.	(740)	--	(740)	--
RoseGarden Marbella South, L.L.C.	--	(13)	(57)	(13)
PruRose Riverwalk G, L.L.C.	(409)	(142)	(985)	(142)
Elmajo Urban Renewal Associates, LLC	(90)	(83)	(345)	(83)
Estuary Urban Renewal Unit B, LLC	(49)	--	(157)	--
RiverPark at Harrison I, L.L.C.	--	--	--	--
RoseGarden Monaco, L.L.C.	--	--	--	--
Hillsborough 206 Holdings, L.L.C.	(35)	--	(35)	--
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	(77)	--	(77)	--
Crystal House Apartments Investors LLC	32	--	(2,639)	--
KPG-P 100 IMW JV, LLC	(913)	--	(913)	--
Capitol Place Mezz LLC	--	--	--	--
Other	1,037	--	1,719	--
Company's equity in (loss) earnings of unconsolidated joint ventures	$ (268)	$(662)	$(2,327)	$4,089

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

The following is a summary of the Company’s funds from operations of unconsolidated joint ventures for the three months and years ended December 31, 2013 and 2012, respectively: (dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
Entity	2013	2012	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 53	$ 64	$ 334	$ 337
South Pier at Harborside	1,868	1,211	5,437	5,184
Red Bank Corporate Plaza, L.L.C.	183	177	837	818
12 Vreeland Associates, L.L.C.	181	(100)	410	734
Boston Downtown Crossing	(2)	(125)	644	(458)
Gale Jefferson, L.L.C.	--	44	69	178
Stamford SM LLC	915	885	3,719	3,078
Marbella RoseGarden, L.L.C.	214	308	1,054	308
RoseGarden Monaco Holdings, L.L.C.	(42)	(40)	(155)	(40)
Rosewood Lafayette Holdings, L.L.C.	(17)	15	(22)	15
PruRose Port Imperial South 15, LLC	--	(9)	101	(9)
Rosewood Morristown, L.L.C.	(5)	73	20	73
Overlook Ridge JV, L.L.C.	(212)	--	(212)	--
Overlook Ridge, L.L.C.	--	--	--	--
Overlook Ridge JV 2C/3B, L.L.C.	90	(11)	293	(11)
Roseland/North Retail, L.L.C.	(6)	(45)	(45)	(45)
BNES Associates III	84	(219)	438	(219)
Portside Master Company, L.L.C.	(198)	(5)	(421)	(5)
PruRose Port Imperial South 13, LLC	(205)	(87)	(664)	(87)
Roseland/Port Imperial Partners, L.P.	(740)	--	(740)	--
RoseGarden Marbella South, L.L.C.	--	(13)	(57)	(13)
PruRose Riverwalk G, L.L.C.	(371)	(142)	(947)	(142)
Elmajo Urban Renewal Associates, LLC	(90)	(83)	(345)	(83)
Estuary Urban Renewal Unit B, LLC	(49)	--	(157)	--
RiverPark at Harrison I, L.L.C.	--	--	--	--
150 Main Street, L.L.C.	--	--	--	--
RoseGarden Monaco, L.L.C.	--	--	--	--
Hillsborough 206 Holdings, L.L.C.	(35)	--	(35)	--
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	(77)	--	(77)	--
Crystal House Apartments Investors LLC	325	--	1,059	--
KPG-P 100 IMW JV, LLC	(802)	--	(802)	--
Capitol Place Mezz LLC	--	--	--	--
Other	1,037	--	1,719	--
Company's funds from operations of unconsolidated joint ventures	$ 2,099	$ 1,898	$11,455	$ 9,613

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Select Financial Ratios

Ratios Computed For Industry	December 31,
Comparisons:	2013	2012
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	52.33%	48.70%

Total Debt/ Total Market Capitalization (Market value) (%)	51.72%	45.28%

Total Debt/ Total Undepreciated Assets (%)	39.94%	36.71%

Secured Debt/ Total Undepreciated Assets (%)	12.61%	12.62%

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	2.65	3.22	2.92	3.19

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.57	3.08	2.83	3.09

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.38	2.81	2.57	2.98

FFO Payout (Dividends Declared/Funds from Operations) (%)	57.46%	68.65%	56.74%	67.42%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Debt Analysis

(as of December 31, 2013)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)		Weighted Average Maturity in Year
Fixed Rate Unsecured Debt and Other Obligations	$1,616,575	68.42%	4.95%		4.94
Fixed Rate Secured Debt	665,963	28.19%	7.60%		3.36
Variable Rate Secured Debt	80,228	3.39%	2.73%		1.04
Totals/Weighted Average:	$2,362,766	100.00%	5.62%	(b)	4.36

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.18 percent as of December 31, 2013, plus the applicable spread.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $3.0 million for the year ended December 31, 2013.

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
2014	$ 10,163	$370,596	$380,759	6.53%
2015	8,551	193,278	201,829	4.65%
2016	8,389	269,273	277,662	7.14%
2017	6,423	391,151	397,574	4.12%
2018	5,996	231,536	237,532	6.70%
Thereafter	198	885,345	885,543	5.41%
Sub-total	39,720	2,341,179	2,380,899
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of December 31, 2013	(18,133)	--	(18,133)
Totals/Weighted Average:	$ 21,587	$2,341,179	$2,362,766	5.62%

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.18 percent as of December 31, 2013, plus the applicable spread.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Debt Maturities

(dollars in thousands)

	2014	2015	2016	2017	2018	2019	2020	2021	2022 and Beyond	TOTALS
Secured Debt:
Port Imperial South 4/5	$36,950									$36,950
9200 Edmonston Road	4,116									4,116
6301 Ivy Lane	5,320									5,320
35 Waterview	18,185									18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview	65,035									65,035
4 Sylvan Way	14,575									14,575
10 Independence	16,924									16,924
395 West Passaic	9,491									9,491
Port Imperial South		$43,278								43,278
4 Becker			$40,432							40,432
5 Becker			14,574							14,574
210 Clay			14,267							14,267
Prudential Portfolio				$141,151						141,151
23 Main Street					$26,566					26,566
Harborside Plaza 5					204,970					204,970
100 Walnut Avenue						$17,280				17,280
One River Center						39,586				39,586
233 Canoe Brook Road						3,479				3,479
Total Secured Debt:	$170,596	$43,278	$69,273	$141,151	$231,536	$60,345	--	--	--	$716,179

Unsecured Debt:
Unsecured credit facility										--
5.125% unsecured notes due 2/14	$200,000									$200,000
5.125% unsecured notes due 1/15		$150,000								150,000
5.80% unsecured notes due 1/16			$200,000							200,000
2.50% unsecured notes due 12/17				$250,000						250,000
7.75% unsecured notes due 8/19						$250,000				250,000
4.50% unsecured notes due 4/22									$300,000	300,000
3.15% unsecured notes due 5/23									275,000	275,000
Total Unsecured Debt:	$200,000	$150,000	$200,000	$250,000	--	$250,000	--	--	$575,000	$1,625,000

Total Debt:	$370,596	$193,278	$269,273	$391,151	$231,536	$310,345	--	--	$575,000	$2,341,179

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Debt Detail

(dollars in thousands)

Property Name	Lender	Effective Interest Rate
			December 31,		Date of Maturity
			2013	2012
Senior Unsecured Notes: (a)
4.600%, Senior Unsecured Notes	public debt	4.742%	--	$99,987	--	(b)
5.125%, Senior Unsecured Notes	public debt	5.110%	$200,030	200,270	02/15/14	(c)
5.125%, Senior Unsecured Notes	public debt	5.297%	149,902	149,810	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,161	200,237	01/15/16
2.500%, Senior Unsecured Notes	public debt	2.803%	248,855	248,560	12/15/17
7.750%, Senior Unsecured Notes	public debt	8.017%	248,799	248,585	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.612%	299,505	299,445	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.517%	269,323	--	05/15/23
Total Senior Unsecured Notes:			$1,616,575	$1,446,894

Revolving Credit Facilities:
Unsecured Facility (d)	17 Lenders	LIBOR +1.100%	--	--	07/31/17
Total Revolving Credit Facilities:			--	--

Property Mortgages: (e)
51 Imclone	Wells Fargo CMBS	8.390%	--	$ 3,878	--	(f)
6305 Ivy Lane	RGA Reinsurance Company	5.525%	--	5,984	--	(g)
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	$ 4,115	4,305	05/01/13	(h)
Port Imperial South 4/5	Wells Fargo Bank N.A.	LIBOR+3.50%	36,950	34,889	03/30/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	9,719	10,231	05/01/14
6301 Ivy Lane	RGA Reinsurance Company	5.520%	5,447	5,667	07/01/14
35 Waterview	Wells Fargo CMBS	6.348%	18,417	18,746	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview (i) (j)	Wells Fargo CMBS	10.220%	64,233	63,126	08/11/14
4 Sylvan (i)	Wells Fargo CMBS	10.190%	14,538	14,485	08/11/14
10 Independence (i)	Wells Fargo CMBS	12.440%	16,638	16,251	08/11/14
Port Imperial South	Wells Fargo Bank N.A.	LIBOR+1.75%	43,278	42,168	09/19/15
4 Becker (i)	Wells Fargo CMBS	9.550%	38,820	38,274	05/11/16
5 Becker (i)	Wells Fargo CMBS	12.830%	13,092	12,507	05/11/16	(k)
210 Clay (i)	Wells Fargo CMBS	13.420%	12,767	12,275	05/11/16
Various (l)	Prudential Insurance	6.332%	147,477	149,281	01/15/17
23 Main Street	JPMorgan CMBS	5.587%	29,843	30,395	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	225,139	228,481	11/01/18
233 Canoe Brook Road	The Provident Bank	4.375%	3,877	3,945	02/01/19
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	18,792	19,025	02/01/19
One River Center (m)	Guardian Life Ins. Co.	7.311%	43,049	43,582	02/01/19
Total Mortgages, Loans Payable and Other Obligations:			$746,191	$757,495
Total Debt:			$2,362,766	$2,204,389

(a)	Includes the cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.
(b)	These notes were paid at maturity using available cash.
(c)	These notes were paid at maturity using available cash and borrowing on the Company's unsecured revolving credit facility.
(d)
Total borrowing capacity under this facility is $600 million. On July 16, 2013, the Company amended and restated its unsecured revolving credit facility with a group of 17 lenders.  The $600 million facility is expandable to $1 billion and matures in July 2017. It has two six month extension options each requiring the payment of a 7.5 basis point fee. The interest rate on outstanding borrowings (not electing the Company’s competitive bid feature) and the facility fee on the current borrowing capacity payable quarterly in arrears are based upon the Operating Partnership’s unsecured debt ratings.

(e)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(f)
With the sale of the property on May 31, 2013, the mortgage was satisfied by the Company. The Company incurred $0.7 million in costs for the debt satisfaction, which was included in discontinued operations: loss from early extinguishment of debt for the year ended December 31, 2013.

(g)	On October 1, 2013, the Company repaid the mortgage loan at par, using available cash. The original maturity date was January 1, 2014.
(h)
The lease with the tenant occupying 100 percent of the building expired on January 9, 2013 and the tenant continues to occupy the building on a month-to-month basis. The mortgage loan matured on May 1, 2013 and was not repaid. The Company received a notice of default from the lender on July 17, 2013. The Company has requested a modification of the loan terms and is also in discussions regarding a deed-in-lieu of foreclosure with the lender.

(i)	As the Company estimated that the carrying values of these properties may not be recoverable over their anticipated holding periods, the Company recorded impairment charges on these properties.
(j)	Mortgage is cross collateralized by the four properties.
(k)
The cash flow from this property is insufficient to cover operating costs and debt service.  Consequently, the Company notified the lender and suspended debt service payments in August 2013. The Company has begun discussions with the lender regarding a modification of loan terms and began remitting available cash flow to the lender effective August 2013.

(l)	Mortgage is collateralized by seven properties. The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(m)	Mortgage is collateralized by the three properties comprising One River Center.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
Revenues	2013	2012	2013	2012
Base rents	$136,222	$133,902	$540,165	$535,822
Escalations and recoveries from tenants	18,641	17,995	72,758	74,535
Construction services	--	4,321	15,650	13,557
Real estate services	6,847	5,088	26,935	8,606
Parking income	2,209	1,468	6,840	6,021
Other income	1,348	1,567	4,683	12,091
Total revenues	165,267	164,341	667,031	650,632

Expenses
Real estate taxes	23,519	22,095	85,574	86,683
Utilities	15,552	13,622	63,622	58,267
Operating services	28,791	25,147	105,278	97,005
Direct construction costs	--	4,052	14,945	12,647
Real estate services expenses	6,907	2,204	22,716	3,746
General and administrative	10,447	12,514	47,682	47,664
Depreciation and amortization	47,666	43,637	182,766	174,333
Impairments	62,153	9,845	110,853	9,845
Total expenses	195,035	133,116	633,436	490,190
Operating income (loss)	(29,768)	31,225	33,595	160,442

Other (Expense) Income
Interest expense	(31,626)	(29,500)	(123,701)	(122,039)
Interest and other investment income	1,616	7	2,903	34
Equity in earnings (loss) of unconsolidated joint ventures	(268)	(662)	(2,327)	4,089
Loss from early extinguishment of debt	(156)	(545)	(156)	(4,960)
Total other (expense) income	(30,434)	(30,700)	(123,281)	(122,876)
Income (loss) from continuing operations	(60,202)	525	(89,686)	37,566
Discontinued Operations:
Income from discontinued operations	(9)	4,455	11,811	21,878
Loss from early extinguishment of debt	--	--	(703)	--
Realized gains (losses) and unrealized losses on disposition of rental property and impairments, net	(1,559)	(15,565)	59,520	(13,175)
Total discontinued operations, net	(1,568)	(11,110)	70,628	8,703
Net income (loss)	(61,770)	(10,585)	(19,058)	46,269
Noncontrolling interest in consolidated joint ventures	237	74	2,199	330
Noncontrolling interest in Operating Partnership	7,167	(73)	10,459	(4,619)
Noncontrolling interest in discontinued operations	187	1,357	(8,509)	(1,058)
Net income (loss) available to common shareholders	$(54,179)	$(9,227)	$(14,909)	$40,922

Basic earnings per common share:
Income (loss) from continuing operations	$(0.60)	$0.01	$(0.88)	$0.38
Discontinued operations	(0.02)	(0.12)	0.71	0.09
Net income (loss) available to common shareholders	$(0.62)	$(0.11)	$(0.17)	$0.47

Diluted earnings per common share:
Income (loss) from continuing operations	$(0.60)	$0.01	$(0.88)	$0.38
Discontinued operations	(0.02)	(0.12)	0.71	0.09
Net income (loss) available to common shareholders	$(0.62)	$(0.11)	$(0.17)	$0.47

Basic weighted average shares outstanding	87,877	87,527	87,762	87,742

Diluted weighted average shares outstanding	99,806	99,766	99,785	99,996

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2013	2012
Assets
Rental property
Land and leasehold interests	$750,658	$782,315
Buildings and improvements	3,915,800	4,104,472
Tenant improvements	456,003	489,608
Furniture, fixtures and equipment	7,472	3,041
	5,129,933	5,379,436
Less – accumulated depreciation and amortization	(1,400,988)	(1,478,214)
	3,728,945	3,901,222
Rental property held for sale, net	--	60,863
Net investment in rental property	3,728,945	3,962,085
Cash and cash equivalents	221,706	58,245
Investments in unconsolidated joint ventures	181,129	132,339
Unbilled rents receivable, net	136,304	139,984
Deferred charges, goodwill and other assets	218,519	204,874
Restricted cash	19,794	19,339
Accounts receivable, net of allowance for doubtful accounts
of $2,832 and $2,614	8,931	9,179

Total assets	$4,515,328	$4,526,045

Liabilities and Equity
Senior unsecured notes	$1,616,575	$1,446,894
Mortgages, loans payable and other obligations	746,191	757,495
Dividends and distributions payable	29,938	44,855
Accounts payable, accrued expenses and other liabilities	121,286	124,822
Rents received in advance and security deposits	53,730	55,917
Accrued interest payable	29,153	27,555
Total liabilities	2,596,873	2,457,538
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
88,247,591 and 87,536,292 shares outstanding	882	875
Additional paid-in capital	2,539,326	2,530,621
Dividends in excess of net earnings	(897,849)	(764,522)
Total Mack-Cali Realty Corporation stockholders’ equity	1,642,359	1,766,974

Noncontrolling interest in subsidiaries:
Operating Partnership	220,813	245,091
Consolidated joint ventures	55,283	56,442
Total noncontrolling interests in subsidiaries	276,096	301,533

Total equity	1,918,455	2,068,507

Total liabilities and equity	$4,515,328	$4,526,045

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2013	87,536	$875	$2,530,621	$(764,522)	$301,533	$2,068,507
Net income (loss)	--	--	--	(14,909)	(4,149)	(19,058)
Common stock dividends	--	--	--	(118,418)	--	(118,418)
Common unit distributions	--	--	--	--	(16,193)	(16,193)
Increase in noncontrolling interests	--	--	--	--	1,040	1,040
Redemption of common units
for common stock	277	3	5,475	--	(5,478)	--
Shares issued under Dividend
Reinvestment and Stock Purchase Plan	10	--	243	--	--	243
Stock compensation	425	4	2,330	--	--	2,334
Rebalancing of ownership percentage
between parent and subsidiaries	--	--	657	--	(657)	--
Balance at December 31, 2013	88,248	$882	$2,539,326	$(897,849)	$276,096	$1,918,455

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Net income (loss) available to common shareholders	$(54,179)	$(9,227)	$(14,909)	$40,922
Add: Noncontrolling interest in Operating Partnership	(7,167)	73	(10,459)	4,619
Noncontrolling interest in discontinued operations	(187)	(1,357)	8,509	1,058
Real estate-related depreciation and amortization on continuing operations (a)	49,929	46,120	194,741	179,581
Real estate-related depreciation and amortization on discontinued operations	--	4,379	8,218	17,764
Impairments	62,153	18,245	134,704	18,245
Deduct: Discontinued operations - Realized (gains) losses and unrealized losses on disposition of rental property and impairments, net	1,559	7,165	(83,371)	4,775
Funds from operations (b)	$52,108	$65,398	$237,433	$266,964

Diluted weighted average shares/units outstanding (c)	99,806	99,766	99,785	99,996

Funds from operations per share/unit – diluted	$0.52	$0.66	$2.38	$2.67

Dividends declared per common share	$0.30	$0.45	$1.35	$1.80

Dividend payout ratio:
Funds from operations-diluted	57.46%	68.65%	56.74%	67.42%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$3,790	$9,772	$15,266	$29,133
Tenant improvements and leasing commissions (d)	$15,262	$13,783	$52,123	$49,985
Straight-line rent adjustments (e)	$1,645	$4,396	$11,817	$9,790
Amortization of (above)/below market lease intangibles, net (f)	$185	$526	$2,179	$1,566

(a) Includes the Company’s share from unconsolidated joint ventures of $2,366 and $2,560 for the three months ended December 31, 2013 and 2012, respectively, and $13,783 and $5,524 for the years ended December 31, 2013 and 2012, respectively. Excludes non-real estate-related depreciation and amortization of $65 and $75 for the three months ended December 31, 2013 and 2012, respectively, and $287 and $276 for the years ended December 31, 2013 and 2012, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,929 and 12,168 shares for the three months ended December 31, 2013 and 2012, respectively, and 12,023 and 12,180 for the years ended December 31, 2013 and 2012, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 30.

(d) Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e) Includes the Company’s share from unconsolidated joint ventures of $(52) and $(13) for the three months ended December 31, 2013 and 2012, respectively, and $32 and $37 for the years ended December 31, 2013 and 2012, respectively.

(f) Includes the Company’s share from unconsolidated joint ventures of $124 and $194 for the three months ended December 31, 2013 and 2012, respectively, and $703 and $194 for the years ended December 31, 2013 and 2012, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Net income (loss) available to common shareholders	$(0.62)	$(0.11)	$(0.17)	$0.47
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.50	0.46	1.95	1.80
Real estate-related depreciation and amortization on discontinued operations	--	0.04	0.08	0.18
Impairments	0.62	0.18	1.35	0.18
Deduct: Discontinued operations - Realized (gains) losses and unrealized losses on disposition of rental property and impairments, net	0.02	0.07	(0.84)	0.05
Noncontrolling interest/rounding adjustment	--	0.02	0.01	(0.01)
Funds from operations (b)	$0.52	$0.66	$2.38	$2.67
Diluted weighted average shares/units outstanding (c)	99,806	99,766	99,785	99,996

(a) Includes the Company’s share from unconsolidated joint ventures of $0.03 and $0.03 for the three months ended December 31, 2013 and 2012, respectively, and $0.14 and $0.06 for the years ended December 31, 2013 and 2012, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,929 and 12,168 shares for the three months ended December 31, 2013 and 2012, respectively, and 12,023 and 12,180 for the years ended December 31, 2013 and 2012, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 30.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
Basic weighted average shares outstanding:	87,877	87,527	87,762	87,742
Add: Weighted average common units	11,929	12,168	12,023	12,180
Basic weighted average shares/units:	99,806	99,695	99,785	99,922
Restricted Stock Awards	--	71	--	74
Diluted weighted average shares/units outstanding:	99,806	99,766	99,785	99,996

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the year ended December 31, 2013

Acquisition Date	Property	Location	# of Properties	# of Apartment Units	Commercial Square Feet	Investment By Company
Consolidated Multi-Family Rental:
01/18/13	Alterra at Overlook Ridge 1A	Revere, Massachusetts	1	310		$61,250	(a)
04/04/13	Alterra at Overlook Ridge 1B	Revere, Massachusetts	1	412		87,950	(a)
11/20/13	Park Square	Rahway, New Jersey	1	159		46,376	(b)
12/19/13	Richmond Court/Riverwatch Commons	New Brunswick, New Jersey	2	200		40,983	(c)
Total Consolidated			5	1,081		$236,559

Unconsolidated Multi-Family Rental:
03/21/13	Crystal House (d)	Arlington, Virginia	1	828		$30,210
Unconsolidated Commercial:
12/09/13	100 Independence Mall West (e)	Philadelphia, PA	1	--	339,615	2,800
Total Unconsolidated			2	828	339,615	$33,010
Total			7	1,909	339,615	$269,569

(a)	The acquisition cost was funded primarily through borrowings under the Company’s unsecured revolving credit facility.
(b)
The acquisition cost consisted of $43.4 million in cash consideration and future purchase price earn out payment obligations, subject to conditions related to a real estate tax appeal, recorded at fair value of $3.0 million at closing. $42.6 million of the cash consideration was funded from funds held by a qualified intermediary, which were proceeds from the Company’s prior property sales. The remaining cash consideration was funded primarily from available cash on hand. $2.6 million of the earn-out obligation amount was paid in January 2014, with the remaining balance still potentially payable in the future.

(c)
$12.7 million of the acquisition cost was funded from funds held by a qualified intermediary, which were proceeds from the Company’s prior property sales. The remaining acquisition cost was funded primarily from available cash on hand.

(d)	The Company holds a 25 percent interest in this property. The joint venture acquired the property, which is encumbered by a $165 million mortgage loan, for approximately $262.5 million.
(e)
The Company holds a 33 percent interest in this property. The joint venture acquired the property, which is encumbered by a $61.5 million mortgage loan, for approximately $40.5 million. As part of a more than $20 million reinvestment strategy for this property, the joint venture is planning upgrades to the building’s common areas, as well as build-out offices and the conversion of approximately 55,000 square feet of lower-level space into a 110-space parking garage.

For the year ended December 31, 2012

None.

Properties Commencing Initial Operations
(dollars in thousands, except per square foot)

For the year ended December 31, 2013

Date	Property/Address	Location	Type	# of Properties	Rentable Square Feet	Garage Parking Spaces	Development Costs Incurred By Company		Development Cost Per Square Foot

06/05/13	14 Sylvan Way	Parsippany, New Jersey	Office	1	203,506	--	$ 51,611	(a)	$ 254
08/01/13	Port Imperial South 4/5	Weehawken, New Jersey	Parking/Retail	1	16,736	850	71,040	(b)	n/a

Total Properties Commencing Initial Operations:				2	220,242	850	$122,651

(a)	Development costs included approximately $13.0 million in land costs and $4.3 million in leasing costs. Amounts are as of December 31, 2013.
(b)	Development costs included approximately $13.1 million in land costs. Amounts are as of December 31, 2013.

For the year ended December 31, 2012

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Acquisition Property Profile

Property Name:	Park Square

Product Type:	Multi-family residential

Location:	Rahway, New Jersey

Description:	One, 5-story and one, 4-story multi-family residential buildings

Size:	159 apartment units and 5,934 square feet of commercial retail space

Year Constructed:	2011

Closing Date:	November 20, 2013

Acquisition Cost:	$46.4 million

Funding Source:	Funded from funds held by qualified intermediary and available cash on hand.

Percentage Leased:	Multi-family: 91.2%
Retail: 100.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Acquisition Property Profile

Property Name:	Richmond Court and Riverwatch Commons

Number of Properties:	2

Product Type:	Multi-family residential

Location:	New Brunswick, New Jersey

Description:	One, 5-story and two, 3-story multi-family residential buildings

Size:	200 total apartment units

Year Constructed:	1995 and 1997

Closing Date:	December 19, 2013

Acquisition Cost:	$41.0 million

Funding Source:	Funded from funds held by qualified intermediary and available cash on hand.

Percentage Leased:	95.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Summary of In-Process Development Projects
(dollars in thousands)

As of December 31, 2013

Property	Location	Type	# of Apartment Units (a)	Commercial Square Feet (a)	Costs Incurred Through 12/31/13	Total Estimated Costs	Garage Parking Spaces (a)	Estimated Initial Delivery Date
Consolidated:
Port Imperial 1/3 Garage/Retail	Weehawken, NJ	Garage/retail	--	17,614	$1,250	$40,000	741	1Q-2015
Wegmans Food Markets	Hanover, NJ	Retail pad	--	--	4,254	15,700	--	4Q-2014
Glenmark at Tuckahoe	Eastchester, NY	Multi-family rental	108	--	9,087	46,000	--	1Q-2016
Total Consolidated			108	17,614	$14,591	$101,700	741

Unconsolidated:
RiverTrace at Port Imperial	West New York, NJ	Multi-family rental	316		$103,268	$118,100	--	4Q-2013
Lincoln Harbor (Bldg A&C)	Weehawken, NJ	Multi-family rental	355		106,805	136,800	--	1Q-2014
Overlook Ridge – 2C & 3B	Malden/Revere, MA	Multi-family rental	371		49,347	79,400	--	1Q-2014
Portside at Pier One – Bldg 7	East Boston, MA	Multi-family rental	176		27,194	66,300	--	3Q-2014
RiverPark at Harrison	Harrison, NJ	Multi-family rental	141		7,435	27,900	--	4Q-2014
Port Imperial Building 13	Weehawken, NJ	Multi-family rental	280		33,595	96,400	--	1Q-2015
Lincoln Harbor (Bldg B)	Weehawken, NJ	Multi-family rental	227		36,905	82,700	--	1Q-2015
Station Townhouses	Washington, D.C.	Multi-family rental	377		38,500	121,000	--	1Q-2015
Lofts at 40 Park	Morristown, NJ	Multi-family rental	59		1,580	18,700	--	3Q-2015
Marbella II	Jersey City, NJ	Multi-family rental	311		21,713	132,100	--	4Q-2015
Riverwalk C	West New York, NJ	Multi-family rental	363		18,528	141,000	--	2Q-2016
Total Unconsolidated			2,976		$444,870	$1,020,400
Total			3,084	17,614	$459,461	$1,122,100	741

(a)	Number of apartment units, commercial square feet and garage parking spaces are estimates.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Rental Property Sales/Dispositions
(dollars in thousands)

For the year ended December 31, 2013

Sale Date	Property/Address	Location	# of Properties	Rentable Square Feet	Net Sales Proceeds		Net Realized Gain/(Losses) (a)	Capitalization Rate (b)

04/10/13	19 Skyline Drive (c)	Hawthorne, New York	1	248,400	$16,131		$ 126	(7.90)%	(h)
04/26/13	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	70,967		19,659	6.25%
05/02/13	200 Riser Road	Little Ferry, New Jersey	1	286,628	31,775		16,923	7.38%
05/13/13	777 Passaic Avenue	Clifton, New Jersey	1	75,000	5,640		1,927	7.36%
05/30/13	16 and 18 Sentry Parkway West (d)	Blue Bell, Pennsylvania	2	188,103	19,041		(680)	15.60%
05/31/13	51 Imclone Drive (e)	Branchburg, New Jersey	1	63,213	6,101		823	8.66%
06/28/13	40 Richards Avenue	Norwalk, Connecticut	1	145,487	15,858		(1,169)	5.24%
07/10/13	106 Allen Road	Bernards Township, New Jersey	1	132,010	17,677		2,596	3.70%
08/27/13	Pennsylvania office portfolio (f) (g)	Suburban Philadelphia, Pennsylvania	15	1,663,511	207,425		43,166	9.90%

Total Property Sales:			24	3,006,409	$390,615	(i)	$83,371

(a)
This amount, net of impairment charges recorded in 2013 of $23.9 million on certain of the properties prior to their sale (per Note [f] below), comprises the $59.5 million of realized gains (losses) and unrealized losses on disposition of rental property and impairments, net, for the year ended December 31, 2013.

(b)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.
(c)
The Company recognized a valuation allowance of $7.1 million on this property at December 31, 2012. In connection with the sale, the Company provided an interest-free note receivable to the buyer of $5 million (with a net present value of $3.7 million at closing) which matures in 2023 and requires monthly payments of principal.

(d)	The Company recorded an $8.4 million impairment charge on these properties December 31, 2012. The Company has retained a subordinated interest in these properties.
(e)
The property was encumbered by a mortgage which was satisfied by the Company at the time of the sale. The Company incurred $0.7 million in costs for the debt satisfaction, which was included in discontinued operations: loss from early retirement of debt for the year ended December 31, 2013.

(f)
In order to reduce the carrying value of five of the properties to their estimated fair market values, the Company recorded impairment charges of $23.9 million at June 30, 2013. The fair value used in the impairment charges was based on the purchase and sale agreement for the properties ultimately sold.

(g)
The Company completed the sale of this office portfolio and three developable land parcels for approximately $233 million: $201 million in cash ($55.3 million of which was held by a qualified intermediary until such funds were used in acquisitions), a $10 million mortgage on one of the properties ($8 million of which was funded at closing) and subordinated equity interests in each of the properties being sold with capital accounts aggregating $22 million. Net sale proceeds from the sale aggregated $207 million which was comprised of the $233 million gross sales price less the subordinated equity interests of $22 million and $4 million in closing costs.  The purchasers of the Pennsylvania office portfolio are joint ventures formed between the Company and affiliates of the Keystone Property Group (the “Keystone Affiliates”).  The mortgage loan has a term of two years with a one year extension option and bears interest at LIBOR plus six percent.  The Company's equity interests in the joint ventures will be subordinated to Keystone Affiliates receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinated equity and then all profit will be split equally.  In connection with these partial sale transactions, because the buyer receives a preferential return, the Company only recognized profit to the extent that they received net proceeds in excess of their entire carrying value of the properties, effectively reflecting their retained subordinate equity interest at zero. As part of the transaction, the Company has rights to own, after zoning-approval-subdivision, land at the 150 Monument Road property located in Bala Cynwyd, Pennsylvania, for a contemplated multi-family residential development.

(h)	This property was vacant when sold.
(i)	This amount excludes approximately $0.5 million of net closing prorations and related adjustments received from sellers at closing.

For the year ended December 31, 2012

Date	Address	Location	# of Properties	Rentable Square Feet	Net Sales Proceeds	Net Realized Gain/(Losses)		Capitalization Rate (a)
Office:
03/28/12	2200 Renaissance Boulevard	King of Prussia, Pennsylvania	1	174,124	n/a	$4,511	(b)	n/a
07/25/12	95 Chestnut Ridge Road	Montvale, New Jersey	1	47,700	$4,014	(487)		(7.30)%	(c)
11/06/12	Strawbridge Drive	Moorestown, New Jersey	3	222,258	19,391	(1,719)		8.00%
Total Office Properties:			5	444,082	$23,405	$2,305

(a)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.
(b)
On March 28, 2012, the Company transferred the deed for this property to the lender in satisfaction of its mortgage obligations. Excludes $9.5 million of unrealized loss on this property recognized by the Company in 2010.

(c)	This property was vacant when sold.

Rental Property Held For Sale
(dollars in thousands)

At December 31, 2013

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Summary of Land Parcels

Property	Location	State	Acres (a)	# of Apartment Units (a)	Potential Commercial Square Feet (a)	Type of Space
Office:
Capital Office Park	Greenbelt	MD	42.8		595,000	Office
Eastpoint II	Lanham	MD	4.8		122,000	Office/Hotel
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5		112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4		32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5		75,000	Office
Hillsborough 206 (d)	Hillsborough	NJ	28.1		160,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	3.6		1,225,000	Office
Harborside (e)	Jersey City	NJ	6.5		3,113,500	Office/Multi-family
One Newark Center (d)	Newark	NJ	1.0		400,000	Office
3 Campus Drive	Parsippany	NJ	10.0		124,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	20.0		150,000	Office/Retail
Princeton Metro	West Windsor	NJ	10.0		97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0		149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9		760,000	Office/Hotel
Total Office:			226.1		7,115,000

Office/Flex:
Horizon Center	Hamilton Township	NJ	5.3		68,000	Office/Flex/Retail
Mack-Cali Commercenter	Totowa	NJ	5.8		30,000	Office/Flex
Mid-Westchester Executive Park	Hawthorne	NY	7.2		82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4		350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7		50,000	Office/Flex
Total Office/Flex:			73.4		580,250

Multi-Family Residential:
LR Overlook Phase III (d)	Malden	MA	5.7	240		Multi-Family rental
Freehold (h)	Freehold	NJ	20.9	360		Multi-Family rental
RiverPark at Harrison 5-8 (d)	Harrison	NJ	6.5	141		Multi-Family rental
San Remo (d)	Jersey City	NJ	2.5	300		Multi-Family rental
Liberty Landing (d)	Jersey City	NJ	21.0	1,000		Multi-Family rental
Wayne (h)	Wayne	NJ	10.3	220		Multi-Family rental
Port Imperial North (d)	West New York	NJ	17.4	836		Multi-Family rental
Crystal House (d)	Arlington	VA	4.0	295		Multi-Family rental
Total Multi-Family Residential:			88.3	3,392

Mixed-Use:
Portside at Pier One 1-6 (d)	East Boston	MA	11.2	388	63,000	Mixed-Use
Overlook Ridge Land (d)	Malden & Revere	MA	32.9	896	160,000	Mixed-Use
Port Imperial South (g)	Weehawken	NJ	17.1	1,148	416,000	Mixed-Use
Total Mixed-Use			61.2	2,432	639,000

Industrial/Warehouse:
Elmsford Distribution Center (f)	Elmsford	NY	14.5		100,000	Industrial/Warehouse
Total Warehouse:			14.5		100,000

Total			463.5	5,824	8,434,250

(a)	Number of apartment units, square feet, hotel rooms and acres are subject to change.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet.
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e)	The Company intends to develop a 763 unit multi-family property on a portion of this land through a joint venture. In addition, there are 21 acres of riparian property.
(f)	Mack-Cali holds an option to purchase this land.
(g)	Project is projected to include a 375-room hotel, which in October the venture signed a contract to sell for $24 million.
(h)	Land under contract.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended December 31, 2013)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 9/30/13	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/13 (c)	Pct. Leased 12/31/13	Pct. Leased 9/30/13

Northern NJ	11,836,160	-	(237,096)	274,141	37,045	11,873,205	83.0%	82.7%
Central NJ	4,840,278	5,934	(217,026)	210,834	(6,192)	4,840,020	90.0%	90.1%
Westchester Co., NY	4,062,122	-	(109,259)	124,809	15,550	4,077,672	89.8%	89.5%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	1,164,248	-	(71,225)	26,135	(45,090)	1,119,158	87.3%	90.8%
Fairfield, CT	418,843	-	(63,098)	28,957	(34,141)	384,702	85.1%	92.6%
Washington, DC/MD	1,065,961	-	(33,082)	51,033	17,951	1,083,912	83.8%	82.5%
Rockland Co., NY	154,950	-	(2,679)	2,679	-	154,950	86.1%	86.1%
Totals	24,067,038	5,934	(733,465)	718,588	(14,877)	24,058,095	86.1%	86.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2013	27,951,851
Total sq. ft. of properties added this period	5,934
Total sq. ft. as of December 31, 2013	27,957,785

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2013 aggregating 690,895 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Leasing Statistics

(For the three months ended December 31, 2013)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	41	260,655	79,604	181,051	6.1	27.87	4.00
	Office/Flex	3	13,486	5,407	8,079	3.4	15.51	1.46
Central NJ	Office	25	175,684	125,261	50,423	8.3	23.71	4.73
	Office/Flex	3	35,150	2,351	32,799	1.4	16.67	1.95
Westchester Co., NY	Office	15	32,684	16,620	16,064	5.1	25.67	4.13
	Office/Flex	13	92,125	41,080	51,045	4.4	16.47	2.57
Sub. Philadelphia	Office/Flex	3	26,135	-	26,135	2.2	10.57	0.35
Fairfield Co., CT	Office/Flex	2	28,957	28,957	-	5.5	12.62	2.93
Washington, DC/MD	Office	10	51,033	5,764	45,269	7.9	22.49	4.86
Rockland Co., NY	Office	1	2,679	-	2,679	1.0	23.91	0.20

Totals		116	718,588	305,044	413,544	6.0	22.87	4.06

Detail by Property Type
	Office	92	522,735	227,249	295,486	6.9	25.79	4.39
	Office/Flex	24	195,853	77,795	118,058	3.7	15.08	2.36

Totals		116	718,588	305,044	413,544	6.0	22.87	4.06

Tenant Retention:	Leases Retained	66.1%
	Sq. Ft. Retained	56.4%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $12,803,110 and commissions of $4,803,856 committed, but not necessarily expended, during the period for second generation space aggregating 718,588 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Leasing Statistics
(For the three months ended December 31, 2013)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 9/30/13	Inventory Acquired/ Disposed	Inventory 12/31/13	Sq. Ft. Leased 9/30/13	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/13	Pct. Leased 12/31/13	Pct. Leased 9/30/13

Northern NJ	662,524	-	662,524	650,908	-	(34,505)	34,505	-	650,908	98.2%	98.2%
Central NJ	92,878	-	92,878	92,878	-	-	-	-	92,878	100.0%	100.0%
Sub. Philadelphia	1,842,820		1,842,820	1,585,525	-	(75,540)	48,617	(26,923)	1,558,602	84.6%	86.0%
CBD Philadelphia	-	339,615	339,615	-	330,952	-	-	-	330,952	97.4%	-

Totals	2,598,222	339,615	2,937,837	2,329,311	330,952	(110,045)	83,122	(26,923)	2,633,340	89.6%	89.7%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	2	34,505	26,074	8,431	8.6	31.30	5.02
Central NJ	-	-	-	-	-	-	-
Sub. Philadelphia	15	48,617	14,560	34,057	2.7	19.92	2.68
CBD Philadelphia	-	-	-	-	-	-	-

Totals	17	83,122	40,634	42,488	5.1	24.64	4.31

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 9/30/13	Inventory Acquired/ Disposed	Inventory 12/31/13	Sq. Ft. Leased 9/30/13	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/13	Pct. Leased 12/31/13	Pct. Leased 9/30/13

Northern NJ	81,516	-	81,516	49,464	-	-	-	-	49,464	60.7%	60.7%

DETAIL OF TRANSACTION ACTIVITY

None.

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $891,300 and commissions of $659,024 committed, but not necessarily expended, during the period for second generation space aggregating 49,630 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Leasing Statistics
(For the year ended December 31, 2013)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/13 (c)	Pct. Leased 12/31/13	Pct. Leased 12/31/12

Northern NJ	12,240,291	(134,196)	(1,455,259)	1,222,369	(232,890)	11,873,205	83.0%	84.6%
Central NJ	5,199,678	(334,965)	(1,298,889)	1,274,196	(24,693)	4,840,020	90.0%	90.1%
Westchester Co., NY	4,329,834	-	(1,178,272)	926,110	(252,162)	4,077,672	89.8%	90.4%
Manhattan	524,476	-	(22,255)	22,255	-	524,476	100.0%	100.0%
Sub. Philadelphia	2,822,395	(1,573,379)	(442,392)	312,534	(129,858)	1,119,158	87.3%	90.1%
Fairfield, CT	509,647	(104,637)	(88,584)	68,276	(20,308)	384,702	85.1%	85.3%
Washington, DC/MD	1,010,753	-	(113,319)	186,478	73,159	1,083,912	83.8%	78.2%
Rockland Co., NY	168,410	-	(41,250)	27,790	(13,460)	154,950	86.1%	93.6%
Totals	26,805,484	(2,147,177)	(4,640,220)	4,040,008	(600,212)	24,058,095	86.1%	87.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2012	30,754,754
Total sq. ft. of properties added this period	209,440
Total sq. ft. of properties sold this period	(3,006,409)
Total sq. ft. as of December 31, 2013	27,957,785

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2013 aggregating 690,895 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Leasing Statistics

(For the year ended December 31, 2013)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	153	1,138,727	339,488	799,239	5.4	25.19	3.72
	Office/Flex	9	83,642	36,264	47,378	3.8	16.88	0.98
Central NJ	Office	126	1,165,274	375,919	789,355	5.7	22.04	3.74
	Office/Flex	14	108,922	24,769	84,153	2.2	16.07	2.58
Westchester Co., NY	Office	68	339,364	99,099	240,265	4.9	23.35	2.36
	Office/Flex	78	504,431	115,104	389,327	4.1	16.51	2.21
	Industrial/Warehouse	8	82,315	24,354	57,961	5.0	17.77	1.52
Manhattan	Office	1	22,255	22,255	-	15.8	35.37	6.35
Sub. Philadelphia	Office	31	107,716	21,678	86,038	4.4	23.29	3.48
	Office/Flex	21	204,818	19,505	185,313	2.8	11.24	0.71
Fairfield Co., CT	Office	8	27,770	1,363	26,407	6.9	19.43	2.00
	Office/Flex	3	40,506	28,957	11,549	4.5	14.76	2.99
Washington, DC/MD	Office	35	186,478	104,595	81,883	7.6	22.29	5.27
Rockland Co., NY	Office	10	27,790	4,707	23,083	6.6	23.70	2.46

Totals		565	4,040,008	1,218,057	2,821,951	5.1	21.48	3.39

Detail by Property Type
	Office	432	3,015,374	969,104	2,046,270	5.6	23.52	3.74
	Office/Flex	125	942,319	224,599	717,720	3.6	15.27	1.90
	Industrial/Warehouse	8	82,315	24,354	57,961	5.0	17.77	1.52

Totals		565	4,040,008	1,218,057	2,821,951	5.1	21.48	3.39

Tenant Retention:	Leases Retained	64.2%
	Sq. Ft. Retained	60.8%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $49,689,756 and commissions of $20,724,400 committed, but not necessarily expended, during the period for second generation space aggregating 4,036,388 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Leasing Statistics
(For the year ended December 31, 2013)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 12/31/12	Inventory Acquired/ Disposed	Inventory 12/31/13	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/13	Pct. Leased 12/31/13	Pct. Leased 12/31/12

Northern NJ	762,534	(100,010)	662,524	752,111	(100,010)	(39,452)	38,259	(1,193)	650,908	98.2%	98.6%
Central NJ	92,878	-	92,878	92,878	-	-	-	-	92,878	100.0%	100.0%
Sub. Philadelphia	-	1,842,820	1,842,820	-	1,582,180	(88,146)	64,568	(23,578)	1,558,602	84.6%	-
CBD Philadelphia	-	339,615	339,615	-	330,952	-	-	-	330,952	97.4%	-

Totals	855,412	2,082,425	2,937,837	844,989	1,813,122	(127,598)	102,827	(24,771)	2,633,340	89.6%	98.8%

DETAIL OF TRANSACTION ACTIVITY

Unconsolidated Retail Joint Venture Properties

Detail by Market Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	3	38,259	29,828	8,431	8.3	31.21	5.18
Central NJ	-	-	-	-	-	-	-
Sub Philadelphia	20	64,568	21,351	43,217	2.7	21.10	2.40
CBD Philadelphia	-	-	-	-	-	-	-

Totals	23	102,827	51,179	51,648	4.8	24.86	4.10

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 12/31/12	Inventory Acquired/Disposed	Inventory 12/31/13	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/13	Pct. Leased 12/31/13	Pct. Leased 12/31/12

Northern NJ	81,516	-	81,516	37,634	-	-	11,830	11,830	49,464	60.7%	46.2%

DETAIL OF TRANSACTION ACTIVITY
Detail by Market Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (f)

Northern NJ	2	11,830	11,830	-	10.2	21.25	N/A

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $1,008,875 and commissions of $712,489 committed, but not necessarily expended, during the period for second generation space aggregating 62,544 square feet.
(f)	Represents estimated workletter and commission costs committed, but not necessarily expended, during the period for second generation space.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Commercial Base Rental Revenue (%)	Total Property Size Rentable Area (b) (c)	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	131,247,818	23.6	6,705,155	24.0
Jersey City, NJ	119,154,659	21.4	4,317,978	15.4
Westchester-Rockland, NY	84,548,441	15.2	4,720,020	16.9
Bergen-Passaic, NJ	74,919,144	13.5	4,164,226	14.9
Middlesex-Somerset-Hunterdon, NJ	36,868,137	6.6	1,921,405	6.9
Washington, DC-MD-VA-WV	30,410,283	5.5	1,292,807	4.6
Monmouth-Ocean, NJ	27,027,761	4.9	1,620,863	5.8
Trenton, NJ	19,096,527	3.4	956,597	3.4
New York (Manhattan)	17,801,543	3.2	524,476	1.9
Philadelphia, PA-NJ	7,654,198	1.4	1,281,998	4.6
Stamford-Norwalk, CT	7,398,502	1.3	452,260	1.6

Totals	556,127,013	100.0	27,957,785	100.0

(a)
Annualized base rental revenue is based on actual December 2013 billings times 12. For leases whose rent commences after January 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2013 aggregating 690,895 square feet and representing annualized rent of $18,327,124 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Commercial Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Commercial Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	80,976,442	14.5	2,677,486	11.5
Insurance Carriers & Related Activities	53,388,975	9.6	2,021,162	8.6
Manufacturing	43,575,930	7.8	2,013,067	8.5
Telecommunications	35,027,444	6.3	1,802,655	7.7
Legal Services	34,713,162	6.2	1,334,625	5.7
Credit Intermediation & Related Activities	31,440,298	5.7	1,047,287	4.4
Computer System Design Svcs.	23,247,706	4.2	1,037,064	4.4
Health Care & Social Assistance	22,342,732	4.0	1,198,587	5.1
Architectural/Engineering	19,914,256	3.6	791,357	3.4
Accounting/Tax Prep.	19,798,190	3.6	776,943	3.3
Wholesale Trade	19,002,383	3.4	1,296,343	5.5
Scientific Research/Development	15,337,503	2.8	500,459	2.1
Public Administration	14,220,198	2.6	531,562	2.3
Accommodation & Food Services	12,684,035	2.3	529,671	2.2
Admin & Support, Waste Mgt. & Remediation Services	12,466,636	2.2	597,385	2.5
Arts, Entertainment & Recreation	12,168,272	2.2	714,653	3.0
Management/Scientific	11,528,424	2.1	445,481	1.9
Other Services (except Public Administration)	11,378,363	2.0	442,748	1.9
Other Professional	11,338,020	2.0	501,388	2.1
Real Estate & Rental & Leasing	9,858,614	1.8	526,308	2.2
Advertising/Related Services	8,344,128	1.5	306,778	1.3
Retail Trade	7,120,785	1.3	425,506	1.8
Construction	6,397,034	1.2	327,087	1.4
Data Processing Services	5,737,091	1.0	226,372	1.0
Transportation	5,598,131	1.0	288,848	1.2
Broadcasting	5,123,321	0.9	183,395	0.8
Utilities	4,882,993	0.9	203,471	0.9
Publishing Industries	4,473,940	0.8	221,364	0.9
Information Services	4,267,505	0.8	161,873	0.7
Educational Services	2,811,580	0.5	146,330	0.6
Other	6,962,922	1.2	273,678	1.1

Totals	556,127,013	100.0	23,550,933	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual December 2013 billings times 12. For leases whose rent commences after January 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2013 aggregating 690,895 square feet and representing annualized rent of $18,327,124 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Consolidated Portfolio Analysis (a)

(as of December 31, 2013)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	Multi- Family	% of Total	Totals By State	% of Total
New Jersey	104	42.1%	49	19.9%	--	--	1	0.4%	--	--	3	1.2%	157	63.6%
New York	20	8.1%	41	16.6%	6	2.4%	2	0.8%	2	0.8%	--	--	71	28.7%
Connecticut	1	0.4%	5	2.0%	--	--	--	--	--	--	--	--	6	2.4%
Wash., D.C./ Maryland	10	4.1%	--	--	--	--	--	--	1	0.4%	--	--	11	4.5%
Massachusetts	--	--	--	--	--	--	--	--	--	--	2	0.8%	2	0.8%
TOTALS By Type:	135	54.7%	95	38.5%	6	2.4%	3	1.2%	3	1.2%	5	2.0%	247	100.0%

(a)	Excludes 32 properties, aggregating approximately 3.0 million commercial square feet and 2,597 apartments units, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Consolidated Portfolio Analysis (a)

(as of December 31, 2013)

Breakdown by Square Footage for Commercial Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	Totals By State	% of Total
New Jersey	18,772,757	67.1%	2,189,531	7.8%	--	--	16,736	0.1%	20,979,024	75.0%
New York	2,490,984	8.9%	2,348,812	8.4%	387,400	1.4%	17,300	0.1%	5,244,496	18.8%
Connecticut	179,260	0.6%	273,000	1.0%	--	--	--	--	452,260	1.6%
Wash., D.C./ Maryland	1,292,807	4.6%	--	--	--	--	--	--	1,292,807	4.6%
TOTALS By Type:	22,735,808	81.2%	4,811,343	17.2%	387,400	1.4%	34,036	0.2%	27,968,587	100.0%

(a)
Excludes five consolidated multi-family properties, aggregating 1,081 apartment units; as well as 32 properties, aggregating approximately 3.0 million commercial square feet and 2,597 apartment units, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Consolidated Portfolio Analysis (a)

(Year ended December 31, 2013)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	Multi- Family	% of Total	Totals By State	% of Total

New Jersey	$379,542	70.3%	$17,304	3.2%	--	--	--	--	--	--	$ 538	0.1%	$397,384	73.6%
New York	57,996	10.7%	33,872	6.3%	$3,720	0.7%	$484	0.1%	$334	0.1%	--	--	96,406	17.9%
Connecticut	3,476	0.6%	4,183	0.8%	--	--	--	--	--	--	--	--	7,659	1.4%
Wash., D.C./ Maryland	28,054	5.2%	--	--	--	--	--	--	153	--			28,207	5.2%
Massachusetts	--	--	--	--	--	--	--	--	--	--	10,509	1.9%	10,509	1.9%
TOTALS By Type:	$469,068	86.8%	$55,359	10.3%	$3,720	0.7%	$484	0.1%	$487	0.1%	$11,047	2.0%	$540,165	100.0%

(a)  Excludes 32 properties, aggregating approximately 3.0 million commercial square feet and 2,597 apartment units, which are not consolidated by the Company.
(b)
Total base rent for the year ended December 31, 2013, determined in accordance with GAAP. Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Consolidated Portfolio Analysis (a) (b)
(as of December 31, 2013)

Breakdown by Percentage Leased for Commercial Properties

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	84.8%	87.5%	--	52.2%	85.1%
New York	87.7%	94.4%	86.7%	100.0%	90.7%
Connecticut	81.4%	87.5%	--	--	85.1%
Washington, D.C./ Maryland	83.8%	--	--	--	83.8%
WEIGHTED AVG. By Type:	85.0%	90.9%	86.7%	76.5%	86.1%

(a)
Excludes five consolidated multi-family properties, aggregating 1,081 apartment units; as well as 32 properties, aggregating approximately 3.0 million commercial square feet and 2,597 apartment units, which are not consolidated by the Company, and parcels of land leased to others.

(b)
Percentage leased includes all commercial leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring December 31, 2013 aggregating 690,895 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Property Listing Office Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)	2013 Average Effective Rent Per Sq. Ft. ($) (c) (e)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	88.5	2,610	0.48	20.62	17.15
Fort Lee
One Bridge Plaza	1981	200,000	93.6	4,633	0.86	24.75	19.73
2115 Linwood Avenue	1981	68,000	58.6	966	0.18	24.24	20.28
Lyndhurst
210 Clay Avenue	1981	121,203	84.2	2,422	0.45	23.73	23.17
Montvale
135 Chestnut Ridge Road	1981	66,150	66.6	958	0.18	21.75	18.43
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,614	0.85	22.06	20.98
140 East Ridgewood Avenue	1981	239,680	92.3	5,032	0.93	22.75	19.94
461 From Road	1988	253,554	40.6	2,453	0.45	23.83	20.99
650 From Road	1978	348,510	82.4	5,668	1.05	19.74	17.00
61 South Paramus Road (f)	1985	269,191	58.6	4,568	0.85	28.96	25.17
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,495	0.28	28.87	26.76
365 West Passaic Street	1976	212,578	86.1	3,711	0.69	20.28	17.79
395 West Passaic Street	1979	100,589	54.7	1,214	0.22	22.06	18.48
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.38	15.72	15.72
10 Mountainview Road	1986	192,000	85.3	3,114	0.58	19.01	16.71
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.36	21.86	16.32
470 Chestnut Ridge Road	1987	52,500	100.0	1,200	0.22	22.86	15.10
530 Chestnut Ridge Road	1986	57,204	100.0	1,081	0.20	18.90	17.53
50 Tice Boulevard	1984	235,000	87.2	5,442	1.01	26.56	23.29
300 Tice Boulevard	1991	230,000	96.9	6,041	1.12	27.11	24.60

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	77.6	4,786	0.89	24.92	21.66
Borough of Roseland
4 Becker Farm Road	1983	281,762	94.9	6,956	1.29	26.01	24.10
5 Becker Farm Road	1982	118,343	84.7	1,871	0.35	18.67	16.49
6 Becker Farm Road	1982	129,732	78.3	2,575	0.48	25.35	23.91
101 Eisenhower Parkway	1980	237,000	85.8	4,763	0.88	23.42	19.90
103 Eisenhower Parkway	1985	151,545	79.4	2,286	0.42	19.00	15.01
105 Eisenhower Parkway	2001	220,000	50.2	3,142	0.58	28.45	19.33
75 Livingston Avenue	1985	94,221	64.2	1,283	0.24	21.21	17.99
85 Livingston Avenue	1985	124,595	81.8	2,603	0.48	25.54	23.78

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Plaza 1	1983	400,000	100.0	11,317	2.10	28.29	24.64
Harborside Plaza 2	1990	761,200	96.9	19,364	3.58	26.25	23.48
Harborside Plaza 3	1990	725,600	78.4	19,400	3.59	34.10	30.68
Harborside Plaza 4A	2000	207,670	100.0	6,606	1.22	31.81	27.02
Harborside Plaza 5	2002	977,225	87.2	31,042	5.75	36.43	32.00
101 Hudson Street	1992	1,246,283	83.4	28,549	5.29	27.47	25.23

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	72.2	598	0.11	23.48	17.20
600 Horizon Drive	2002	95,000	100.0	1,191	0.22	12.54	11.74
700 Horizon Drive	2007	120,000	100.0	2,459	0.46	20.49	18.33
2 South Gold Drive	1974	33,962	61.6	440	0.08	21.03	17.78

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)	2013 Average Effective Rent Per Sq. Ft. ($) (c) (e)

Princeton
103 Carnegie Center	1984	96,000	87.9	2,202	0.41	26.09	21.78
2 Independence Way	1981	67,401	100.0	1,532	0.28	22.73	22.17
3 Independence Way	1983	111,300	69.5	1,979	0.37	25.58	19.17
100 Overlook Center	1988	149,600	89.6	3,731	0.69	27.83	24.99
5 Vaughn Drive	1987	98,500	99.1	2,288	0.42	23.44	19.31

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.07	9.30	8.98
Edison
343 Thornall Street (c)	1991	195,709	93.8	3,368	0.62	18.35	15.27
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,183	0.40	13.64	13.64
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,570	0.29	13.65	13.65
30 Knightsbridge Road, Bldg. 5	1977	332,607	92.9	5,356	0.99	17.33	13.49
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	240	0.04	5.17	4.12
Plainsboro
500 College Road East (f)	1984	158,235	85.1	3,011	0.56	22.36	17.55
Woodbridge
581 Main Street	1991	200,000	95.4	4,870	0.90	25.52	21.77

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	50.5	458	0.08	20.37	16.59
3 Paragon Way	1991	66,898	88.2	987	0.18	16.73	14.39
4 Paragon Way	2002	63,989	30.8	456	0.08	23.14	22.78
100 Willow Brook Road	1988	60,557	57.4	766	0.14	22.04	19.56
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.74	11.46	8.63
Middletown
One River Centre Bldg. 1	1983	122,594	96.1	2,625	0.49	22.28	18.74
One River Centre Bldg. 2	1983	120,360	84.9	2,635	0.49	25.79	22.71
One River Centre Bldg. 3 and 4	1984	214,518	93.3	4,347	0.80	21.72	20.17
Neptune
3600 Route 66	1989	180,000	100.0	1,862	0.34	10.34	8.12
Wall Township
1305 Campus Parkway	1988	23,350	92.4	417	0.08	19.33	16.96
1350 Campus Parkway	1990	79,747	99.9	1,035	0.19	12.99	12.28

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	3,944	0.73	23.46	19.52
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,514	0.28	20.19	18.69
201 Littleton Road	1979	88,369	75.4	1,286	0.24	19.30	15.05
Morris Township
412 Mt. Kemble Avenue	1986	475,100	61.2	7,041	1.30	24.22	17.61
Parsippany
4 Campus Drive	1983	147,475	76.6	2,317	0.43	20.51	16.13
6 Campus Drive	1983	148,291	78.2	2,629	0.49	22.67	19.09
7 Campus Drive	1982	154,395	86.3	2,570	0.48	19.29	15.78
8 Campus Drive	1987	215,265	65.8	2,945	0.55	20.79	18.62
9 Campus Drive	1983	156,495	30.8	1,151	0.21	23.88	20.46
4 Century Drive	1981	100,036	48.8	1,098	0.20	22.49	18.44
5 Century Drive	1981	79,739	52.0	896	0.17	21.61	16.57
6 Century Drive	1981	100,036	58.0	1,091	0.20	18.80	15.24
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93	14.64
4 Gatehall Drive	1988	248,480	82.0	5,851	1.08	28.72	23.84

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)	2013 Average Effective Rent Per Sq. Ft. ($) (c) (e)

2 Hilton Court	1991	181,592	100.0	6,529	1.21	35.95	32.59
1633 Littleton Road	1978	57,722	100.0	1,131	0.21	19.59	19.59
600 Parsippany Road	1978	96,000	91.3	1,647	0.30	18.79	15.15
1 Sylvan Way	1989	150,557	96.0	4,089	0.76	28.29	22.64
4 Sylvan Way	1984	105,135	100.0	1,496	0.28	14.23	13.69
5 Sylvan Way	1989	151,383	86.7	3,807	0.70	29.01	26.77
7 Sylvan Way	1987	145,983	0.0	1,634	0.30	0.00	0.00
14 Sylvan Way (g)	2013	203,506	100.0	2,897	0.54	24.74	22.48
22 Sylvan Way	2009	249,409	100.0	6,327	1.17	25.37	22.98
20 Waterview Boulevard	1988	225,550	93.8	4,782	0.89	22.60	20.15
35 Waterview Boulevard	1990	172,498	92.8	4,186	0.77	26.15	23.65
5 Wood Hollow Road	1979	317,040	95.2	6,133	1.14	20.32	16.03

PASSAIC COUNTY, NEW JERSEY
Totowa
999 Riverview Drive	1988	56,066	91.8	804	0.15	15.62	12.71

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,079	0.20	22.02	18.18
233 Mt. Airy Road	1987	66,000	67.5	133	0.02	2.99	1.91
Bridgewater
440 Route 22 East	1990	198,376	95.5	4,695	0.87	24.78	21.36
721 Route 202/206	1989	192,741	98.6	4,272	0.79	22.48	16.15
Warren
10 Independence Boulevard	1988	120,528	92.6	2,627	0.49	23.54	22.51

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	89.8	4,531	0.84	27.64	23.96
Cranford
6 Commerce Drive	1973	56,000	95.3	1,094	0.20	20.50	18.19
11 Commerce Drive	1981	90,000	84.8	1,940	0.36	25.42	21.76
12 Commerce Drive	1967	72,260	84.7	923	0.17	15.08	13.07
14 Commerce Drive	1971	67,189	78.3	1,242	0.23	23.61	18.11
20 Commerce Drive	1990	176,600	99.3	3,486	0.65	19.88	17.28
25 Commerce Drive	1971	67,749	87.1	1,247	0.23	21.13	18.06
65 Jackson Drive	1984	82,778	49.6	1,066	0.20	25.96	18.88
New Providence
890 Mountain Avenue	1977	80,000	77.1	1,143	0.21	18.53	16.52

Total New Jersey Office		18,772,757	84.8	379,542	70.26	23.99	20.90

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	16,082	2.98	30.66	26.24

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	86.1	3,554	0.66	22.93	20.10

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	90.5	959	0.18	17.66	15.86
101 Executive Boulevard	1971	50,000	0.0	63	0.01	0.00	0.00
555 Taxter Road	1986	170,554	97.4	3,210	0.59	19.32	15.11
565 Taxter Road	1988	170,554	86.4	3,598	0.67	24.42	21.53
570 Taxter Road	1972	75,000	68.7	1,241	0.23	24.09	22.24

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)	2013 Average Effective Rent Per Sq. Ft. ($) (c) (e)

Hawthorne
1 Skyline Drive	1980	20,400	99.0	328	0.06	16.24	15.80
2 Skyline Drive	1987	30,000	100.0	543	0.10	18.10	13.70
7 Skyline Drive	1987	109,000	79.9	2,096	0.39	24.07	19.12
17 Skyline Drive (f)	1989	85,000	100.0	1,721	0.32	20.25	19.84
Tarrytown
200 White Plains Road	1982	89,000	65.0	1,389	0.26	24.01	19.79
220 White Plains Road	1984	89,000	77.4	1,769	0.33	25.68	22.07
White Plains
1 Barker Avenue	1975	68,000	96.7	1,708	0.32	25.97	23.19
3 Barker Avenue	1983	65,300	92.7	1,402	0.26	23.16	21.64
50 Main Street	1985	309,000	87.6	8,376	1.55	30.94	26.50
11 Martine Avenue	1987	180,000	77.7	4,397	0.81	31.44	26.75
1 Water Street	1979	45,700	68.3	847	0.16	27.14	23.48
Yonkers
1 Executive Boulevard	1982	112,000	100.0	3,028	0.56	27.04	24.59
3 Executive Boulevard	1987	58,000	100.0	1,685	0.31	29.05	27.48

Total New York Office		2,490,984	87.7	57,996	10.75	26.53	22.96

FAIRFIELD COUNTY, CONNECTICUT
Stamford
1266 East Main Street	1984	179,260	81.4	3,476	0.64	23.82	19.47

Total Connecticut Office		179,260	81.4	3,476	0.64	23.82	19.47

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	88.8	6,832	1.26	45.38	40.33
1400 L Street, NW	1987	159,000	100.0	5,856	1.08	36.83	31.26

Total District of Columbia Office		328,549	94.2	12,688	2.34	40.99	35.67

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	1,061	0.20	27.42	27.42
6301 Ivy Lane	1979	112,003	73.6	1,695	0.31	20.56	17.97
6303 Ivy Lane	1980	112,047	85.6	2,361	0.44	24.62	21.49
6305 Ivy Lane	1982	112,022	82.2	1,973	0.37	21.43	18.62
6404 Ivy Lane	1987	165,234	73.2	2,703	0.50	22.35	17.25
6406 Ivy Lane	1991	163,857	77.0	534	0.10	4.23	3.19
6411 Ivy Lane	1984	138,405	74.2	2,155	0.40	20.98	17.26
Lanham
4200 Parliament Place	1989	122,000	94.6	2,884	0.53	24.99	22.97

Total Maryland Office		964,258	80.3	15,366	2.85	19.84	17.09

TOTAL OFFICE PROPERTIES		22,735,808	85.0	469,068	86.84	24.38	21.20

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)	2013 Average Effective Rent Per Sq. Ft. ($) (c) (e)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	71.1	446	0.08	9.73	8.50
5 Terri Lane	1992	74,555	100.0	607	0.11	8.14	6.29
Moorestown
2 Commerce Drive	1986	49,000	69.2	216	0.04	6.37	5.25
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25	3.85
102 Commerce Drive	1987	38,400	100.0	250	0.05	6.51	4.66
201 Commerce Drive	1986	38,400	25.0	67	0.01	6.98	5.10
202 Commerce Drive	1988	51,200	100.0	198	0.04	3.87	3.03
1 Executive Drive	1989	20,570	90.8	189	0.03	10.12	7.28
2 Executive Drive	1988	60,800	71.4	243	0.04	5.60	4.95
101 Executive Drive	1990	29,355	99.7	302	0.06	10.32	7.72
102 Executive Drive	1990	64,000	100.0	474	0.09	7.41	7.30
225 Executive Drive	1990	50,600	85.4	221	0.04	5.11	3.68
97 Foster Road	1982	43,200	100.0	170	0.03	3.94	2.99
1507 Lancer Drive	1995	32,700	100.0	147	0.03	4.50	3.46
1245 North Church Street	1998	52,810	65.1	236	0.04	6.86	5.88
1247 North Church Street	1998	52,790	80.7	322	0.06	7.56	6.20
1256 North Church Street	1984	63,495	100.0	477	0.09	7.51	6.60
840 North Lenola Road	1995	38,300	47.0	362	0.07	20.11	17.44
844 North Lenola Road	1995	28,670	100.0	203	0.04	7.08	5.65
915 North Lenola Road	1998	52,488	100.0	292	0.05	5.56	4.57
2 Twosome Drive	2000	48,600	100.0	404	0.07	8.31	7.45
30 Twosome Drive	1997	39,675	75.8	256	0.05	8.51	6.72
31 Twosome Drive	1998	84,200	100.0	429	0.08	5.10	4.52
40 Twosome Drive	1996	40,265	100.0	272	0.05	6.76	5.91
41 Twosome Drive	1998	43,050	100.0	240	0.04	5.57	4.88
50 Twosome Drive	1997	34,075	56.0	122	0.02	6.39	5.87

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56	5.28

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	207	0.04	15.59	8.29
200 Horizon Drive	1991	45,770	100.0	695	0.13	15.18	13.48
300 Horizon Drive	1989	69,780	53.2	517	0.10	13.93	10.24
500 Horizon Drive	1990	41,205	93.8	576	0.11	14.90	13.17

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	612	0.12	17.49	14.20
1340 Campus Parkway	1992	72,502	100.0	1,044	0.19	14.40	12.26
1345 Campus Parkway	1995	76,300	100.0	1,081	0.20	14.17	11.13
1433 Highway 34	1985	69,020	80.7	502	0.09	9.01	7.38
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92	8.36
1324 Wyckoff Avenue	1987	21,168	100.0	135	0.02	6.38	5.29

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	595	0.11	15.27	13.04
2 Center Court	1998	30,600	62.8	228	0.04	11.86	10.62
11 Commerce Way	1989	47,025	100.0	489	0.09	10.40	7.49
20 Commerce Way	1992	42,540	46.7	229	0.04	11.53	11.33
29 Commerce Way	1990	48,930	77.9	97	0.02	2.54	2.02
40 Commerce Way	1987	50,576	86.3	559	0.10	12.81	8.91
45 Commerce Way	1992	51,207	100.0	519	0.10	10.14	8.08
60 Commerce Way	1988	50,333	89.1	525	0.10	11.71	9.66

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)	2013 Average Effective Rent Per Sq. Ft. ($) (c) (e)

80 Commerce Way	1996	22,500	88.6	254	0.05	12.74	10.28
100 Commerce Way	1996	24,600	88.0	278	0.05	12.84	10.44
120 Commerce Way	1994	9,024	100.0	101	0.02	11.19	9.42
140 Commerce Way	1994	26,881	99.5	299	0.06	11.18	9.42

Total New Jersey Office/Flex		2,189,531	87.5	17,304	3.20	9.03	7.44

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	418	0.08	13.14	12.11
75 Clearbrook Road	1990	32,720	100.0	340	0.06	10.39	9.35
125 Clearbrook Road	2002	33,000	93.6	672	0.12	21.76	20.20
150 Clearbrook Road	1975	74,900	99.3	1,038	0.19	13.96	11.28
175 Clearbrook Road	1973	98,900	100.0	1,303	0.24	13.17	12.15
200 Clearbrook Road	1974	94,000	98.8	1,190	0.22	12.81	10.64
250 Clearbrook Road	1973	155,000	97.8	1,040	0.19	6.86	6.27
50 Executive Boulevard	1969	45,200	82.8	442	0.08	11.81	10.90
77 Executive Boulevard	1977	13,000	100.0	244	0.05	18.77	16.62
85 Executive Boulevard	1968	31,000	49.1	319	0.06	20.96	17.48
300 Executive Boulevard	1970	60,000	100.0	738	0.14	12.30	11.52
350 Executive Boulevard	1970	15,400	99.4	230	0.04	15.03	12.80
399 Executive Boulevard	1962	80,000	100.0	1,038	0.19	12.98	12.40
400 Executive Boulevard	1970	42,200	71.1	556	0.10	18.53	15.03
500 Executive Boulevard	1970	41,600	100.0	759	0.14	18.25	16.49
525 Executive Boulevard	1972	61,700	100.0	985	0.18	15.96	14.76
1 Westchester Plaza	1967	25,000	100.0	345	0.06	13.80	10.92
2 Westchester Plaza	1968	25,000	96.1	362	0.07	15.07	14.32
3 Westchester Plaza	1969	93,500	97.9	1,070	0.20	11.69	10.15
4 Westchester Plaza	1969	44,700	100.0	697	0.13	15.59	12.84
5 Westchester Plaza	1969	20,000	100.0	292	0.05	14.60	10.85
6 Westchester Plaza	1968	20,000	100.0	210	0.04	10.50	9.10
7 Westchester Plaza	1972	46,200	100.0	660	0.12	14.29	13.79
8 Westchester Plaza	1971	67,200	100.0	1,210	0.23	18.01	14.49
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	709	0.13	13.87	12.52
4 Skyline Drive	1987	80,600	93.0	1,408	0.26	18.78	15.82
5 Skyline Drive	1980	124,022	99.8	1,581	0.29	12.77	11.54
6 Skyline Drive	1980	44,155	72.8	576	0.11	17.92	12.47
8 Skyline Drive	1985	50,000	85.4	821	0.15	19.23	16.18
10 Skyline Drive	1985	20,000	100.0	392	0.07	19.60	16.35
11 Skyline Drive (f)	1989	45,000	100.0	979	0.18	21.76	21.38
12 Skyline Drive (f)	1999	46,850	71.7	518	0.10	15.42	12.21
15 Skyline Drive (f)	1989	55,000	18.7	196	0.04	19.06	17.89
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,570	0.29	20.48	19.34
200 Corporate Boulevard South	1990	84,000	100.0	1,764	0.33	21.00	18.82
4 Executive Plaza	1986	80,000	100.0	1,238	0.23	15.48	13.94
6 Executive Plaza	1987	80,000	100.0	1,640	0.30	20.50	18.94
1 Odell Plaza	1980	106,000	100.0	1,505	0.28	14.20	12.91
3 Odell Plaza	1984	71,065	100.0	1,596	0.30	22.46	20.83
5 Odell Plaza	1983	38,400	99.6	648	0.12	16.94	14.85
7 Odell Plaza	1984	42,600	100.0	573	0.11	13.45	11.60

Total New York Office/Flex		2,348,812	94.4	33,872	6.27	15.27	13.56

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.29	17.91	15.27

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Property Listing Office/Flex Properties (continued) and Industrial/Warehouse, Retail Properties, and Land Leases
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)	2013 Average Effective Rent Per Sq. Ft. ($) (c) (e)

500 West Avenue	1988	25,000	75.9	406	0.08	21.40	20.40
550 West Avenue	1990	54,000	81.3	937	0.17	21.34	20.34
600 West Avenue	1999	66,000	100.0	670	0.12	10.15	9.27
650 West Avenue	1998	40,000	54.9	594	0.11	27.05	25.55

Total Connecticut Office/Flex		273,000	87.5	4,183	0.77	17.51	15.90

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	90.9	55,359	10.24	12.66	11.01

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (f)	1957	6,600	100.0	105	0.02	15.91	14.70
2 Warehouse Lane (f)	1957	10,900	100.0	159	0.03	14.59	14.04
3 Warehouse Lane (f)	1957	77,200	100.0	399	0.07	5.17	4.95
4 Warehouse Lane (f)	1957	195,500	74.7	1,610	0.30	11.02	8.92
5 Warehouse Lane (f)	1957	75,100	97.1	896	0.17	12.29	10.60
6 Warehouse Lane (f)	1982	22,100	100.0	551	0.10	24.93	24.12

Total Industrial/Warehouse Properties		387,400	86.7	3,720	0.69	11.08	9.65

HUDSON COUNTY, NEW JERSEY
Weehawken
500 Avenue at Port Imperial (g)	2013	16,736	52.2	--	--	--	--

Total New Jersey Retail		16,736	52.2	--	--	--	--

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25	19.03
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.06	38.13	38.13

Total New York Retail Properties		17,300	100.0	484	0.09	27.98	27.86

Total Retail Properties		34,036	76.5	484	0.09	18.59	18.51

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	149	0.03	--	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--	--

Total New York Land Leases		--	--	334	0.06	--	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--	--

Total Maryland Land Leases		--	--	153	0.03	--	--

Total Land Leases		--	--	487	0.09	--	--

TOTAL COMMERCIAL PROPERTIES		27,968,587	86.1	529,118	97.95	22.05	19.18

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Property Listing Multi-Family Properties
MULTI-FAMILY PROPERTIES	Year Built	Net Rentable Commercial Area (Sq. Ft)	Commercial Percentage Leased as of 12/31/13 (%) (a)	Number of units	Percentage Leased as of 12/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Unit ($) (c) (l)	2013 Average Effective Rent Per Unit ($) (c)

MIDDLESEX COUNTY, NEW JERSEY
New Brunswick
Richmond Court (g) (h)	1997	--	--	82	97.6	52	0.01	1,521	1,521
Riverwatch Commons (g) (h)	1995	--	--	118	93.2	70	0.01	1,489	1,489

UNION COUNTY, NEW JERSEY
Rahway
Park Square (g) (i)	2011	5,934	100.0	159	91.2	416	0.08	2,078	2,078

Total New Jersey Multi-Family		5,934	100.0	359	93.3	538	0.10	1,751	1,751

SUFFOLK COUNTY, MASSACHUSETTS
Revere
Alterra at Overlook Ridge 1A (g) (j)	2004	--	--	310	97.7	5,178	0.96	1,494	1,494
Alterra at Overlook Ridge 1B (g) (k)	2008	--	--	412	98.1	5,331	0.99	1,476	1,476

Total Massachusetts Multi-Family		--	--	722	97.9	10,509	1.95	1,483	1,483

Total Multi-Family Properties		5,934	100.0	1,081	96.4	11,047	2.05	1,570	1,570
TOTAL PROPERTIES		27,974,521				540,165	100.00
Footnotes to Property List (dollars in thousands, except per square foot amounts):

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring December 31, 2013 aggregating 690,895 square feet (representing 2.5 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for 2013, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage. For the year ended December 31, 2013, total escalations and recoveries from tenants were: $63,114, or $3.34 per leased square foot, for office properties; $7,799, or $1.78 per leased square foot, for office/flex properties; and $1,847, or $5.36 per leased square foot, for other properties.

(c)	Excludes space leased by the Company.
(d)	Base rent for 2013 divided by net rentable commercial square feet leased at December 31, 2013.
(e)
Total base rent for 2013 minus total 2013 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP, divided by net rentable commercial square feet leased at December 31, 2013.

(f)	This property is located on land leased by the Company.
(g)
As this property was acquired, commenced initial operations or initially consolidated by the Company during the 12 months ended December 31, 2013, the amounts represented in 2013 base rent reflect only that portion of the year during which the Company owned or consolidated the property. Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2013 average base rent per sq. ft. and per unit for this property have been calculated by taking 2013 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased or occupied units at December 31, 2013. These annualized per square foot and per unit amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended December 31, 2013.

(h)	Acquired on December 19, 2013. Amounts reflect period of ownership.
(i)	Acquired on November 20, 2013. Amounts reflect period of ownership.
(j)	Acquired on January 18, 2013. Amounts reflect period of ownership.
(k)	Acquired on April 4, 2013. Amounts reflect period of ownership.
(l)	Annualized base rent for 2013 divided by units occupied at December 31, 2013, divided by 12.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Commercial Properties as of December 31, 2013, based upon annualized base rental revenue:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Commercial Base Rental Revenue (%)	Square Feet Leased	Percentage of Total Company Commercial Leased Sq. Ft. (%)	Year of Lease Expiration
DB Services New Jersey, Inc.	2	12,335,217	2.3	409,166	1.8	2017
National Union Fire Insurance Company of Pittsburgh, PA	3	11,203,562	2.0	398,141	1.7	(b)
Wyndham Worldwide Operations	2	11,199,134	2.0	452,915	1.9	2029
Bank Of Tokyo-Mitsubishi FUJI, Ltd.	1	10,540,716	1.9	282,606	1.2	(c)
Forest Research Institute, Inc.	1	9,070,892	1.6	215,659	0.9	2017
United States of America-GSA	11	8,756,966	1.6	285,343	1.2	(d)
Prentice-Hall, Inc.	1	8,643,699	1.6	474,801	2.0	2014
New Cingular Wireless PCS, LLC	4	7,297,156	1.3	312,899	1.3	(e)
Montefiore Medical Center	7	7,074,148	1.3	312,824	1.3	(f)
ICAP Securities USA, LLC	1	6,904,128	1.2	159,834	0.7	2017
TD Ameritrade Online Holdings	1	6,229,711	1.1	188,776	0.8	2020
Daiichi Sankyo, Inc.	1	6,133,613	1.1	171,900	0.7	2022
Merrill Lynch Pierce Fenner	1	5,883,780	1.1	294,189	1.2	2017
AECOM Technology Corporation	2	5,258,602	0.9	162,346	0.7	(g)
HQ Global Workplaces, LLC	17	4,863,079	0.9	276,721	1.2	(h)
Vonage America, Inc.	1	4,340,000	0.8	350,000	1.5	2017
CohnReznick, LLP	2	4,333,954	0.8	155,056	0.7	(i)
AT&T Corp.	1	4,137,500	0.7	275,000	1.2	(j)
Morgan Stanley Smith Barney	3	3,884,880	0.7	125,145	0.5	(k)
Allstate Insurance Company	7	3,696,720	0.7	160,312	0.7	(l)
Arch Insurance Company	1	3,685,118	0.7	106,815	0.5	2024
SunAmerica Asset Management	1	3,167,756	0.6	69,621	0.3	2018
Tullett Prebon Holdings Corp.	1	3,127,970	0.6	100,759	0.4	2023
Alpharma, LLC	1	3,098,092	0.6	112,235	0.5	2018
Xand Operations, LLC	2	3,014,150	0.5	131,078	0.6	2024
E*Trade Financial Corporation	1	2,930,757	0.5	106,573	0.5	2022
Plymouth Rock Management Company of New Jersey	2	2,928,321	0.5	116,889	0.5	2020
Natixis North America, Inc.	1	2,823,569	0.5	89,907	0.4	2021
Continental Casualty Company	2	2,784,736	0.5	100,712	0.4	(m)
AAA Mid-Atlantic, Inc.	2	2,765,642	0.5	129,784	0.6	(n)
KPMG, LLP	2	2,736,214	0.5	121,490	0.5	(o)
Tradeweb Markets, LLC	1	2,711,760	0.5	64,976	0.3	2017
Connell Foley, LLP	2	2,657,218	0.5	97,822	0.4	2015
New Jersey Turnpike Authority	1	2,605,798	0.5	100,223	0.4	2017
Lowenstein Sandler LLP	1	2,516,264	0.5	98,677	0.4	2017
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.4	93,376	0.4	2016
ASRC Aerospace Corporation	1	2,413,896	0.4	81,108	0.3	2014
UBS Financial Services, Inc.	3	2,391,327	0.4	82,413	0.3	(p)
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
T-Mobile USA, Inc.	1	2,339,254	0.4	105,135	0.4	2017
Qualcare Alliance Networks, Inc.	2	2,316,191	0.4	118,779	0.5	2021
Tower Insurance Company of New York	1	2,306,760	0.4	76,892	0.3	2023
Bozzuto & Associates, Inc.	1	2,301,992	0.4	104,636	0.4	2025
Rothstein, Kass & Company, P.C.	1	2,287,823	0.4	88,652	0.4	2017
The Louis Berger Group, Inc.	3	2,268,188	0.4	115,758	0.5	(q)
Movado Group, Inc.	1	2,261,498	0.4	98,326	0.4	2018
Norris, McLaughlin & Marcus, PA	1	2,259,738	0.4	86,913	0.4	2017
Bunge Management Services, Inc.	1	2,221,151	0.4	66,303	0.3	2020
Barr Laboratories, Inc.	1	2,209,107	0.4	89,510	0.4	2015

Totals		220,135,625	39.6	8,388,122	35.6

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual December 2013 billings times 12. For leases whose rent commences after January 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	281,023 square feet expire in 2018; 117,118 square feet expire in 2019.
(c)	20,649 square feet expire in 2018; 24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(d)	45,736 square feet expire in 2014; 182,458 square feet expire in 2015; 15,851 square feet expire in 2016; 21,596 square feet expire in 2022; 19,702 square feet expire in 2023.
(e)	100,151 square feet expire in 2014; 212,748 square feet expire in 2018.
(f)
21,110 square feet expire in 2014; 13,512 square feet expire in 2015; 7,200 square feet expire in 2016; 59,302 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022; 8,500 square feet expire in 2023.

(g)	70,932 square feet expire in 2023; 91,414 square feet expire in 2029.
(h)
22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 19,190 square feet expire in 2018; 41,549 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 109,406 square feet expire in 2024.

(i)	1,021 square feet expire in 2014; 154,035 square feet expire in 2020.
(j)	115,000 square feet expire in 2016; 160,000 square feet expire in 2019.
(k)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 26,262 square feet expire in 2018; 42,395 square feet expire in 2026.
(l)	4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 75,740 square feet expire in 2017; 70,754 square feet expire in 2018.
(m)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(n)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(o)	10,877 square feet expire in 2014; 53,409 square feet expire in 2019; 57,204 square feet expire in 2020.
(p)	42,360 square feet expire in 2016; 13,340 square feet expire in 2022; 26,713 square feet expire in 2024.
(q)	7,426 square feet expire in 2017; 108,332 square feet expire in 2026.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Schedule of Lease Expirations

All Consolidated Commercial Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Commercial Properties beginning January 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014 (c)
Northern NJ	117	1,416,811	6.0	36,328,229	25.64	6.5
Central NJ	59	266,140	1.1	5,657,629	21.26	1.0
Westchester Co., NY	89	373,548	1.6	8,622,120	23.08	1.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	11	107,465	0.5	784,488	7.30	0.1
Fairfield, CT	8	33,420	0.1	639,511	19.14	0.1
Washington, DC/MD	28	209,098	0.9	5,693,956	27.23	1.0
Rockland Co., NY	5	10,295	(d)	249,103	24.20	(d)
TOTAL – 2014	317	2,416,777	10.2	57,975,036	23.99	10.3

2015
Northern NJ	108	1,353,219	5.8	30,435,261	22.49	5.5
Central NJ	65	500,732	2.1	11,484,137	22.93	2.1
Westchester Co., NY	77	404,489	1.7	8,414,856	20.80	1.5
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	27	253,913	1.1	1,845,999	7.27	0.3
Fairfield, CT	9	101,473	0.4	2,512,822	24.76	0.5
Washington, DC/MD	38	310,215	1.3	9,690,355	31.24	1.7
Rockland Co., NY	2	32,311	0.1	775,464	24.00	0.1
TOTAL – 2015	326	2,956,352	12.5	65,158,894	22.04	11.7

2016
Northern NJ	108	922,299	3.9	23,927,917	25.94	4.3
Central NJ	60	580,900	2.5	13,341,058	22.97	2.4
Westchester Co., NY	86	489,307	2.1	9,787,424	20.00	1.8
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	11	160,798	0.7	1,070,328	6.66	0.2
Fairfield, CT	4	118,861	0.5	2,337,142	19.66	0.4
Washington, DC/MD	27	102,590	0.4	2,668,920	26.02	0.5
Rockland Co., NY	1	1,885	(d)	49,010	26.00	(d)
TOTAL – 2016	297	2,376,640	10.1	53,181,799	22.38	9.6

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Schedule of Lease Expirations

All Consolidated Commercial Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2017	256	3,549,374	15.1		84,330,886	23.76	15.2

2018	260	2,612,847	11.1		60,887,024	23.30	11.0

2019	181	1,974,538	8.4		42,534,953	21.54	7.7

2020	122	1,665,591	7.1		35,109,743	21.08	6.3

2021	83	1,280,764	5.4		33,109,697	25.85	6.0

2022	61	995,129	4.2		25,143,501	25.27	4.5

2023	39	1,059,601	4.5		26,923,060	25.41	4.8

2024	52	1,023,661	4.4		25,220,018	24.64	4.5

2025 and thereafter	34	1,639,659	7.0		46,552,402	28.39	8.4
Totals/
Weighted Average	2,028	23,550,933	(c) (e)	100.0	556,127,013	23.61	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2013 billings times 12. For leases whose rent commences after January 1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2013 aggregating 690,895 square feet and representing annualized rent of $18,327,124 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	23,550,933
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	507,162
Square footage unleased	3,899,690
Total net rentable square footage (does not include land leases)	27,957,785

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014 (c)
Northern NJ	108	1,322,633	7.1	35,047,187	26.50	7.1
Central NJ	50	211,090	1.1	4,875,284	23.10	1.0
Westchester Co., NY	58	174,061	0.9	4,999,380	28.72	1.0
Manhattan	-	-	-	-	-	-
Fairfield Co., CT	5	18,995	0.1	465,582	24.51	0.1
Washington, DC/MD	28	209,098	1.1	5,693,956	27.23	1.2
Rockland Co., NY	5	10,295	0.1	249,103	24.20	0.1
TOTAL – 2014	254	1,946,172	10.4	51,330,492	26.38	10.5

2015
Northern NJ	101	1,298,687	6.8	29,807,010	22.95	5.9
Central NJ	55	421,028	2.2	10,430,203	24.77	2.1
Westchester Co., NY	46	200,651	1.1	5,210,982	25.97	1.1
Manhattan	-	-	-	-	-	-
Fairfield Co., CT	7	52,996	0.3	1,531,733	28.90	0.3
Washington, DC/MD	38	310,215	1.7	9,690,355	31.24	2.0
Rockland Co., NY	2	32,311	0.2	775,464	24.00	0.2
TOTAL – 2015	249	2,315,888	12.3	57,445,747	24.81	11.6

2016
Northern NJ	103	867,222	4.5	23,265,365	26.83	4.7
Central NJ	51	466,109	2.5	11,570,870	24.82	2.3
Westchester Co., NY	40	196,885	1.1	5,307,362	26.96	1.1
Manhattan	-	-	-	-	-	-
Fairfield Co., CT	3	30,861	0.2	765,462	24.80	0.2
Washington, DC/MD	27	102,590	0.5	2,668,920	26.02	0.5
Rockland Co., NY	1	1,885	(d)	49,010	26.00	(d)
TOTAL – 2016	225	1,665,552	8.8	43,626,989	26.19	8.8

2017	194	3,028,640	16.1	77,414,239	25.56	15.7

2018	184	1,841,388	9.8	51,365,466	27.89	10.4

2019	136	1,323,823	7.0	33,542,944	25.34	6.8

2020	98	1,345,267	7.1	31,014,538	23.05	6.3

2021	72	1,150,820	6.1	31,257,603	27.16	6.3

2022	55	928,102	4.9	24,227,280	26.10	4.9

2023	30	856,473	4.6	24,261,425	28.33	4.9

2024	40	874,987	4.6	22,808,629	26.07	4.6

2025 and thereafter	28	1,562,229	8.3	45,312,485	29.01	9.2
Totals/Weighted Average	1,565	18,839,341 (c)	100.0	493,607,837	26.20	100.0
(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2013 billings times 12. For leases whose rent commences after January 1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2013 aggregating 606,551 square feet and representing annualized rent of $17,378,189 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014 (c)
Northern NJ	9	94,178	2.2	1,281,042	13.60	2.1
Central NJ	7	53,190	1.2	741,685	13.94	1.3
Westchester Co., NY	27	174,147	4.0	3,205,985	18.41	5.5
Sub. Philadelphia	11	107,465	2.5	784,488	7.30	1.4
Fairfield Co., CT	3	14,425	0.3	173,929	12.06	0.3
TOTAL – 2014	57	443,405	10.2	6,187,129	13.95	10.6

2015
Northern NJ	7	54,532	1.3	628,251	11.52	1.1
Central NJ	8	76,690	1.8	982,234	12.81	1.7
Westchester Co., NY	30	175,838	4.0	2,853,874	16.23	4.9
Sub. Philadelphia	27	253,913	5.8	1,845,999	7.27	3.2
Fairfield Co., CT	2	48,477	1.1	981,089	20.24	1.7
TOTAL – 2015	74	609,450	14.0	7,291,447	11.96	12.6

2016
Northern NJ	5	55,077	1.3	662,552	12.03	1.2
Central NJ	8	113,731	2.6	1,746,332	15.35	3.0
Westchester Co., NY	42	261,434	6.0	4,133,268	15.81	7.1
Sub. Philadelphia	11	160,798	3.7	1,070,328	6.66	1.8
Fairfield Co., CT	1	88,000	2.0	1,571,680	17.86	2.7
TOTAL – 2016	67	679,040	15.6	9,184,160	13.53	15.8

2017	62	520,734	12.0	6,916,647	13.28	11.9

2018	73	677,976	15.6	8,925,585	13.17	15.4

2019	42	606,270	13.9	8,199,608	13.52	14.1

2020	23	273,092	6.3	3,420,732	12.53	5.9

2021	11	129,944	3.0	1,852,094	14.25	3.2

2022	6	67,027	1.5	916,221	13.67	1.6

2023	7	127,407	2.9	1,783,271	14.00	3.1

2024	12	148,674	3.4	2,411,389	16.22	4.2

2025 and thereafter	5	69,430	1.6	947,917	13.65	1.6
Totals/Weighted
Average	439	4,352,449	(c) 100.0	58,036,200	13.33	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2013 billings times 12. For leases whose rent commences after January 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring December 31, 2013 aggregating 84,344 square feet and representing annualized rent of $948,935 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2014, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	3	16,040	4.9	241,755	15.07	6.3

2015	1	28,000	8.3	350,000	12.50	9.0

2016	4	30,988	9.2	346,794	11.19	8.9

2018	3	93,483	27.8	595,973	6.38	15.4

2019	3	44,445	13.2	792,401	17.83	20.4

2020	1	47,232	14.1	674,473	14.28	17.4

2023	2	75,721	22.5	878,364	11.60	22.6
Totals/Weighted
Average	17	335,909	100.0	3,879,760	11.55	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2013 billings times 12. For leases whose rent commences after January 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2014, assuming that none of the tenants exercise renewal or termination options. (with a breakdown by market for 2014 through 2016 only):

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014
Central NJ	2	1,860	8.0	40,660	21.86	6.7
Westchester Co., NY	1	9,300	40.0	175,000	18.82	29.0
TOTAL – 2014	3	11,160	48.0	215,660	19.32	35.7

2015
Central NJ	2	3,014	13.0	71,700	23.79	11.9
Westchester Co., NY	-	-	-	-	-	-
TOTAL – 2015	2	3,014	13.0	71,700	23.79	11.9

2016
Central NJ	1	1,060	4.6	23,856	22.51	4.0
Westchester Co., NY	-	-	-	-	-	-
TOTAL – 2016	1	1,060	4.6	23,856	22.51	4.0

2025 and thereafter	1	8,000	34.4	292,000	36.50	48.4

Totals/Weighted
Average	7	23,234	100.0	603,216	25.96	100.0
(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual December 2013 billings times 12. For leases whose rent commences after January 1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2013